                                                       GIBRALTAR 401(k) PLAN

                                                        Amendment And Restatement

                                                          Effective October 1, 2004

                                                          TABLE OF CONTENTS

SECTION                                                                                                                   PAGE

1                      DEFINITIONS                                                                                       1

2                      ELIGIBILITY                                                                                         8

3                      CONTRIBUTIONS                                                                              11

4                      ACCOUNTS AND VALUATION                                                      26

5                      INVESTMENTS                                                                                   29

6                      DISTRIBUTIONS                                                                                 35

7                      ADMINISTRATION                                                                            51

8                      AMENDMENT, TERMINATION AND MERGER                          54

9                      MISCELLANEOUS                                                                               56

10                    TOP HEAVY PROVISIONS                                                                 59

                        APPENDIX A

                                                       GIBRALTAR 401(k) PLAN
                                   Amendment And Restatement Effective October 1, 2004

WHEREAS, Gibraltar Steel Corporation of New York, a New York corporation having its principal place of business at Buffalo, New York, (the "Employer") and certain of its affiliated companies maintain a 401(k) plan, known as the Gibraltar 401(k) Plan, (the "Plan");
                                WHEREAS, pursuant to the terms of Plan, the Employer on its own behalf and on behalf of the affiliated companies participating in the Plan now desires to amend and restate said Plan effective October 1, 2004;
                                NOW, THEREFORE, the Employer hereby amends and restates said Plan effective October 1, 2004 as follows:

                                                                    SECTION 1
                                                                      Definitions

1.01                 Employer means Gibraltar Steel Corporation of New York and any Affiliate participating in the Plan with the approval of the Employer.  Any participating Affiliate will be listed in Appendix A to this Plan.

1.02                 Plan means this 401(k) plan, known as the Gibraltar 401(k) Plan.

1.03                 Trust Fund means one or more trust funds established by the Employer pursuant to this Plan, and all the assets at any time held by the Trustee.

1.04                 Trustee means the person or persons designated by the Board of Directors of the Employer to serve as Trustee and who, by joining in the execution of the Trust Agreement created pursuant hereto or any amendments thereunder, signifies his acceptance of the Trust Agreement, or any person or persons duly appointed as successor Trustee.

1.05                 Employee means any person who is employed by the Employer as an employee.

Employee shall include any leased employee deemed to be an Employee of the Employer as provided in IRC Sections 414(n) or 414(o).

The term "leased employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with IRC Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction and control by the recipient.  Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

A leased employee shall not be considered an Employee of the recipient if:  (i) such employee is covered by a money purchase pension plan providing:  (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in IRC Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under IRC Sections 125, 402(a)(8), 402(h) or 403(b), (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20 percent of the recipient's non-highly compensated workforce.

Employees who are leased employees within the meaning of IRC Section 414(n)(2) and Section 414(o)(2) and considered  Employees shall not be eligible to participate in this Plan.

1.06                 Board of Directors means the Board of Directors of the Employer.

1.07                 Participant means any Employee of the Employer who is eligible to and becomes a participant in the Plan.

1.08                 Beneficiary means any person or persons designated by the Participant to share in the benefits of the Plan after his death, or if none, his estate.

1.09                 Committee means the administrative committee, referred to in Section 7, designated by the Board of Directors to administer the Plan.  If the Board of Directors fails to designate a Committee, the Employer shall be deemed the Committee.

1.10                 Effective Date means January 1, 1987.

1.11                 Anniversary Date means January 1 of each year.

1.12                 Valuation Date December 31 of each year.

1.13                 Plan Year means the calendar year.

1.14                 Compensation means compensation (as that term is defined in IRC Section415(c)(3) and in Section 3.07 hereof) actually paid to the Participant by the Employer during that portion of the Plan Year while a Participant in the Plan.

Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Participant under IRC Section 125, Section 402(e)(3), Section 402(h)(1)(B), Section 402(K), Section 457, Section 403(b) and any elective amounts that are not includable in the gross income of the Employee by reason of IRC Section 132(f)(4).  In addition, amounts under IRC Section 125 include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant in unable to certify that he or she has other health coverage.  An amount will be treated as an amount under IRC Section 125 only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

Compensation shall exclude severance pay and reimbursements and other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits.

The annual Compensation of each Participant taken into account for any Plan Year shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with IRC Section 401(a)(17)(B).  Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period).  The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year. If a determination period consists of fewer than 12 months, the annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

1.15                 Authorized Absence means a leave of absence from the Employer or any Affiliate for a period not exceeding twenty-four (24) months or absence to enter the Armed Services of the United States during a period of national emergency or at any time through the operation of a compulsory military service law of the United States.  Leaves of absence may be granted in the event of illness or accident of an employee or a member of his family or for the continuation of the training or education of the employee.  For purposes of this Plan, an employee who leaves on an Authorized Absence shall not be deemed to have incurred a termination of employment with the Employer or any Affiliate solely by reason of his leaving on such Authorized Absence.  However, the failure of an employee to return to active employment with the Employer or any Affiliate after a leave of absence or authorized extension thereof or during the period after his separation from military service in which his reemployment rights are guaranteed by law shall be deemed a termination of employment at the later of the date of the commencement of such leave of absence or such military leave or the date for which he was last credited with an Hour of Service.  Leaves of absence shall be granted in accordance with the Employer's normal policies and practices in a uniform and non-discriminatory manner.

Notwithstanding any provision of this Plan to the contrary, effective December 12, 1994 contributions, benefits and service credit with respect to qualified military service will be provided in accordance with IRC Section 414(u).

1.16                 Year Of Service means each Plan Year during which the Employee has not less than 1,000 Hours Of Service.  Employment at the start or end of the Plan Year shall not determine whether an Employee has a Year Of Service during such computation period and such determination shall be made only on the basis of the number of Hours Of Service credited to the Employee during such Plan Year.  Notwithstanding the above, the determination of whether an Employee has completed the required number of Hours of Service shall be made on the last day of the applicable computation period.

1.17                 Hour Of Service means each hour for which an employee is paid, or entitled to payment, by the Employer or any Affiliate for the performance of duties.  In addition, an Hour Of Service means each hour for which an employee is paid, or entitled to payment, directly or indirectly by the Employer or any Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, an Employer or Affiliate approved sick or disability leave, layoff, leave of absence, military leave or jury duty.  Notwithstanding the above, the hours required to be credited to an employee pursuant to the provisions of the preceding sentence shall not include hours for which payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation laws, or unemployment compensation or disability insurance laws, and no more than 501 hours shall be credited to an employee on account of any single continuous period during which the employee performs no duties.  In addition, no hours shall be credited for a payment which solely reimburses an employee for medical or medically related expenses incurred by the employee.

An Hour Of Service also means each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or any Affiliate; provided, however, that in no event shall the same hours be credited under both this paragraph and the other paragraphs of this Section 1.17.

The computation period to which Hours Of Service shall be credited and the number of Hours Of Service to be credited for reasons other than the performance of duties shall be determined under Title 29, Subchapter C, Section 2530.200b-2(b) and (c) of Code of Federal Regulations, which is hereby incorporated by reference.  Hours Of Service shall be determined from records maintained by the Employer or Affiliate.

Hours Of Service shall be determined from records maintained by the Employer or Affiliate.

If the Employee is not compensated on an hourly basis, he shall be credited with forty-five (45) Hours Of Service for each week during which he performs at least one Hour Of Service.

1.18                 Vesting Computation Period does not apply to this Plan since all contributions are fully vested.

1.19                 Eligibility Computation Period does not apply to this Plan since the Plan does not contain a service requirement based on Hours Of Service for eligibility purposes.

1.20                 Break In Service means each Plan Year during which the Employee has completed no more than 500 Hours Of Service due to a termination of employment with the Employer and any Affiliate.  A termination of employment shall not occur upon an Employee's transfer between the employment of the Employer and any Affiliate.

In the case of an Employee who is absent from work for any period by reason of:

(a)        the pregnancy of the Employee;

(b)        the birth of a child of the Employee;

(c)        the placement of a child with the Employee in connection with the adoption of such child by such Employee; or

(d)        the need to care for such child for a period beginning immediately following the birth or placement of such child by such Employee;

such Employee shall receive an Hour Of Service for each Hour Of Service which the Employee would have been credited with during the period of such absence had the Employee not been absent.  If the Committee is unable to determine the number of Hours Of Service which the Employee would have been credited with had such Employee not been absent, such Employee shall be credited with 8 Hours Of Service per work day of such absence.  Notwithstanding the foregoing, an Employee shall not be credited with more than the number of Hours Of Service required to prevent such Employee from incurring a Break In Service nor be credited with more than 501 Hours Of Service by reason of any absence described in this paragraph.  The Hours Of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent the Employee from incurring a Break In Service in that computation period or, in all other cases, in the following computation period.  The provisions of this paragraph shall be used solely for purposes of determining whether an Employee has incurred a Break In Service for participation purposes.

1.21                 Account means the account or accounts established and maintained by the Committee for each Participant with respect to any interest in the Trust Fund.

1.22                 Accrued Benefit means the value of a Participant's Account determined as of the date of determination plus any contributions made on his behalf subsequent to such date of determination.

1.23                 Fiduciary means any person with respect to the Plan to the extent:

(a)        He exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets;

(b)        He renders investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan or has any authority or responsibility to do so; or

(c)        He has any discretionary authority or discretionary responsibility in the administration of the Plan.

This term also includes persons designated by the Committee to carry out fiduciary responsibilities under the Plan.  A Fiduciary may serve in more than one fiduciary capacity (including service as both Trustee and Committee) with respect to this Plan.

1.24                 Investment Manager means that person so designated by the Committee to manage and invest designated Plan assets, who acknowledges his acceptance in writing and who is either (a) registered in good standing as an Investment Adviser under the Investment Advisers Act of 1940, (b) a bank, a defined in that Act, or (c) an insurance company qualified to perform investment management services under the laws of more than one state.

1.25                 ERISA means the Employee Retirement Income Security Act of 1974, as amended, and corresponding provisions of future laws, as amended.

                                                                    SECTION 2
                                                                        Eligibility

2.01                 Employees Eligible - Except as provided below, each Employee who is employed by the Employer or by any Affiliate that adopts this Plan as an employee shall be eligible to participate in the Plan.  The following Employees shall not be eligible to participate in this Plan:

(a)        Employees whose wages, hours and/or conditions of employment are determined by or subject to a collective bargaining agreement, unless such collective bargaining agreement provides for coverage under the Plan;

(b)        Employees who are leased employees within the meaning of IRC Section 414(n)(2) and Section 414(o)(2);

(c)        Employees who are nonresident aliens and who receive no earned income as defined in IRC Section 911(d) from the Employer which constitutes income from sources within the United States as defined in IRC Section 861(a)(3); and

(d)        Any nondiscriminatory classification of Employees determined as follows:

(i)         Employees of an Affiliate that does not participate in this Plan; and

(ii)        Employees of Construction Metals, Inc. except to the extent that coverage under the Plan is required by a written agreement between an Employee and Construction Metals, Inc.

Notwithstanding the above, Highly Compensated Employees shall not be eligible to share in any Discretionary Profit Sharing Contribution and only the following nondiscriminatory classifications of Employees shall be eligible to share in Discretionary Profit Sharing Contributions:

(a)        Air-Vent, Inc. Employees at its Lincolnton, North Carolina, Clinton, Iowa and Peoria, Illinois locations;

(b)        All non-hourly Employees of Air Vent, Inc. Enterprise, MS (formerly known as Solar Group Inc.);

(c)        All non-hourly Employees of Air Vent, Inc. Dallas, TX (formerly known as Clark United); and

(d)        All employees of SCM Metal Products, Inc.

An individual shall only be treated as an Employee if he or she is reported on the payroll records of the Employer or an Affiliate as a common law employee.  The term does not include any other common law employee or any leased employee.  It is expressly intended that individuals not treated as common law employees by the Employer or an Affiliate on their payroll records, as identified by a specific job code or work status code, are to be excluded from Plan participation even if a court or administrative agency subsequently determines that such individuals are common law employees and not independent contractors.

Each Employee who is eligible as set forth above (hereinafter referred to as an "Eligible Employee") shall become a Participant in the Plan as set forth below:

(a)        Any Eligible Employee in the employ of the Employer on October 1, 2004 who is a Participant in the Plan shall continue to participate in accordance with the terms of this amended and restated Plan.

(b)        Any Eligible Employee who is not eligible on October 1, 2004, whether then in the employ of the Employer or employed thereafter, shall become a Participant in the Plan on the Entry Date coincident with or next following the date on which he has completed six (6) months of service.

For purposes of the above eligibility requirements, an Employee shall complete six (6) months of service on the date that is six (6) months from the date on which the Employee first performs one Hour Of Service for the Employer regardless of the number of Hours Of Service he has completed.

Any prior service with a participating Affiliate that is to be counted for purposes of this Plan shall be set forth in Appendix A to this Plan.

2.02                 Determination Of Eligibility - The Committee shall determine the eligibility of each Employee for participation in the Plan and such determination shall be conclusive and binding upon all persons.

2.03                 Participation Form - The Committee shall furnish each Employee who joins the Plan with a form, in such form and subject to such rules as prescribed by the Committee, containing such information as the Committee may desire, including, but not limited to, date of birth of the Employee, and the Beneficiary designation of such Employee.

2.04                 Effect Of Change In Status - If an employee does not qualify as an Eligible Employee as defined in Section 2.01 hereof and he subsequently becomes such an Eligible Employee, he shall commence or resume participation in the Plan as of the day on which he first or again completes an Hour Of Service with the Employer as an Eligible Employee; provided, however, in no event shall he become a Participant in the Plan on any date earlier than the Entry Date on which he would otherwise become a Participant in the Plan pursuant to Section 2.01 hereof.  Any Participant who ceases to qualify as an Eligible Employee as defined in Section 2.01 hereof and who remains in the employ of the Employer shall not share in contributions and shall not be eligible to make Elective Deferrals until he again qualifies as such an Eligible Employee. He shall continue to be considered a Participant until he retires, dies, becomes disabled or incurs a termination of employment and the Participant shall be responsible to continue to direct the investment of his Accounts pursuant to Section 5.01 hereof.

                                                                    SECTION 3
                                                                    Contributions

3.01(a)             Participant Elective Contributions - Effective on his entry into the Plan, a Participant may elect to defer up to 100% of his Compensation each Plan Year to the Plan (hereinafter referred to as an "Elective Deferral"); provided, however, a Participant who is a Highly Compensated Employee may only elect to defer up to 5% of his Compensation.  Cash bonuses will be subject to whatever deferral election is in effect at the time such cash bonuses are paid.

The Participant chooses an Elective Deferral by delivering to the Employer his election which states the amount of such Participant's Elective Deferral.  The election shall be in such form and subject to such rules as the Committee may prescribe.  Under the election, the Participant agrees to reduce his Compensation and the Employer shall withhold from the Compensation payable to such Participant an amount or percentage equal to the amount or percentage stated in such election.

No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in IRC Section 402(g) in effect for such taxable year, except to the extent permitted under IRC Section 414(v) relating to Catch-up Contributions. In the event that this dollar limitation is exceeded, a Participant will be deemed to have notified the Committee of such excess amount and the Committee shall direct the Trustee to distribute such excess amount, and any income allocable to such amount, to the Participant to whose Account excess Elective Deferrals were allocated not later than the April 15 following the close of the Participant's taxable year.  If there is a loss allocable to such excess amount, the distribution shall in no event be less than the lesser of the Participant's Account attributable to Elective Deferrals or the Participant's Elective Deferrals for the taxable year.

If a Participant's Elective Deferrals under this Plan together with any elective deferrals under another qualified cash or deferred arrangement, a simplified employee pension, or a trust described in IRC Section 501(c)(18) cumulatively exceed the above limitation for such Participant's taxable year, the Participant may, not later than the March 1 following the taxable year of the Participant in which the excess Elective Deferral was made, notify the Committee in writing of such excess and request that his Elective Deferrals under this Plan be reduced by an amount specified by the Participant.  In such event, the Committee may direct the Trustee to distribute such excess amount and any income allocable to such excess amount to the Participant not later than the first April 15 following the close of the Participant's taxable year.  The written notice shall specify the amount of the Participant's excess Elective Deferral for the preceding taxable year and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such excess Elective Deferrals, when added to amounts deferred under other plans or arrangements described in IRC Sections 401(k), 408(k), or 403(b) will exceed the limit imposed on the Participant by IRC Section 402(g) for the year in which the deferral occurred.

For purposes of the above, the income or loss allocable to excess Elective Deferrals is the income or loss allocable to the Participant's excess Elective Deferral Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's excess Elective Deferrals for the year and the denominator is the Participant's Account attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year.  The Plan shall not take into account any gain or loss for the period between the end of the Plan Year and the date of distribution (the "gap period").

All Participants who are eligible to make Elective Deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make Catch-up Contributions in accordance with, and subject to the limitations of, IRC Section 414(v).  Such Catch-up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of IRC Sections 402(g) and 415.  The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of IRC Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such Catch-up Contributions.

3.01(b)             Effect Of Election - The Employer shall continue to withhold a portion of a Participant's Compensation in accordance with the election described in Section 3.01(a) hereof until such election is changed or revoked in accordance with Section 3.01(c) hereof.

3.01(c)             Changes In Elective Deferrals - A Participant may increase or decrease the amount of his Elective Deferral by delivering to the Employer an election in such form and subject to such rules as prescribed by the Committee containing the information described in Section 3.01(a) which states the changed amount of such Participant's Elective Deferral.  In addition, a Participant may direct the Employer to cease withholding portions of his Compensation and may later direct the Employer to begin withholding a portion of his Compensation, by delivering to the Employer an election as described in Section 3.01(a) hereof.

3.01(d)             Timing Of Elective Deferrals And Changes - Elections to make, change or terminate an Elective Deferral shall be made according to procedures and limitations set up by the Committee.  An election must be completed, changed or terminated before the beginning of the pay period for which the Elective Deferral is to begin, be changed or terminated.

3.01(e)             Employer Matching Contribution - For each Plan Year and no later than the time prescribed by law for filing its Federal Income Tax Return for its Fiscal Year in which such Plan Year ends (including extensions thereof), the Employer may, with respect to such Plan Year, make a matching contribution to the Trust Fund on behalf of each Participant who is making Elective Deferrals to the Plan.  The amount of such matching contribution for any Plan Year shall be determined by the Employer and the amount of such matching contribution shall be announced to the Participants.  The Employer may make such matching contribution in the form of common stock of Gibraltar Steel Corporation.  Matching Contributions shall not be made with respect to Catch-up Contributions.

3.01(f)              Limitations On Elective Deferrals (ADP Test) - In addition to other limitations set forth in the Plan, Elective Deferrals hereunder shall satisfy one of the following tests:

(1)        The Actual Deferral Percentage for Participants who are Highly Compensated Employees shall not be more than the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees multiplied by 1.25, or

(2)        The excess of the Actual Deferral Percentage for Participants who are Highly Compensated Employees over the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees shall not be more than two percentage points, and the Actual Deferral Percentage for Participants who are Highly Compensated Employees shall not be more than the Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees multiplied by 2.

For purposes of the above tests, Actual Deferral Percentage means, with respect to Highly Compensated Employee Participants and all other Participants for a Plan Year, the average of the ratios, calculated separately for each Participant in each group, of the amount of Elective Deferrals made pursuant to Section 3.01(a) for each Participant to such Participant's Compensation for such Plan Year.  For purposes of determining a Participant's Actual Deferral Percentage, only that Participant's Compensation for the portion of the Plan Year during which he is eligible to make Elective Deferrals shall be taken into account.

In addition, the Actual Deferral Percentage for Participants who are Highly Compensated Employees shall be determined for the current Plan Year and the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees shall be determined with respect to the Plan Year preceding the current Plan Year; provided, however, the Employer may elect to use the Actual Deferral Percentage for the Participants who are Non-highly Compensated Employees for the current Plan Year rather than the preceding Plan Year provided that if such an election is made, it may be revoked only as provided by the Secretary of the Treasury.

The Committee has the right to treat Employer Matching Contributions as Elective Deferrals for purposes of the above Actual Deferral Percentage tests.  To the extent Employer Matching Contributions are treated as Elective Deferrals, Participants may not elect to receive such Matching Contributions in cash until distributed from the Plan, such Matching Contributions will be nonforfeitable when made and such Matching Contributions will be distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals.

3.01(g)             Adjustment For Violating Actual Deferral Percentage Test - In the event that the Elective Deferrals made pursuant to Section 3.01(a) hereof do not satisfy one of the tests set forth in Section 3.01(f) hereof, the Committee shall reduce Participant Elective Deferrals for Highly Compensated Employees to the extent necessary to satisfy one of the tests set forth in Section 3.01(f).  The amount of the excess of Highly Compensated Employees' Elective Deferrals plus any income or minus any loss thereon shall be returned to the affected Participants.  To determine the amount of excess Elective Deferrals for a Participant who is a Highly Compensated Employee a leveling method shall be used.  Under this method the Elective Deferrals of the Highly Compensated Employee with the highest dollar amount of Elective Deferrals shall be reduced by the amount required to cause such Highly Compensated Employee's Elective Deferrals to equal the dollar amount of the Elective Deferrals of the Highly Compensated Employee with the next highest dollar amount of Elective Deferrals.  This process is repeated until one of the tests set forth in Section 3.01(f) is satisfied.

For purposes of the above, the income or loss allocable to excess Elective Deferrals is the income or loss allocable to the Participant's Elective Deferral Account (and, if applicable, the Matching Contributions Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's excess Elective Deferrals for the year and the denominator is the Participant's Account Balance attributable to Elective Deferrals without regard to any income or loss occurring during such Plan Year.  Excess Elective Deferrals shall be distributed from the Participant's Elective Deferral Account and Matching Contributions Account (if applicable) in proportion to the Participant's Elective Deferrals and Matching Contributions (to the extent used in the ADP test) for the Plan Year.  The Plan shall not take into account any gain or loss for the period between the end of the Plan Year and the date of distribution (the "gap period").

The Employer may make Qualified Non-elective Contributions to the Plan to help satisfy one of the tests set forth in Section 3.01(f).  The amount of such Contribution shall be determined by the Employer in its discretion.  Any such Contribution shall be allocated to the Accounts of all Participants who are Nonhighly Compensated Employees in the ratio that each such Employee's Compensation bears to the Compensation of all such Employees.  "Qualified Non-elective Contributions" means contributions (other than Matching Contributions) made by the Employer and allocated to Participants' Accounts that the Participants may not elect to receive in cash until distributed from the Plan that are nonforfeitable when made and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals.  If such Contributions are made to the Plan, a "Qualified Non-elective Contribution Account" will be maintained for a Participant to record his share of the Employer's Qualified Non-elective Contributions and adjustments relating thereto. The Qualified Non-elective Contributions to the Plan can be taken into account for a Plan Year if allocated to the Nonhighly Compensated Employee's account under the Plan as of a date within that Plan Year.  In addition, the Plan and any plans to which Qualified Non-elective Contributions are made could be permissively aggregated under Reg. Section 1.410(b)-7(d) after the application of the mandatory desegregation rules of Reg. Section 1.410(b)-7(c), as modified in Reg. Section 1.401(k)-1(g)(11).

Notwithstanding the provisions contained in this Section 3.01, the Committee shall have the right at any time during the Plan Year to adjust the Elective Deferrals for the remainder of the Plan Year for each Highly Compensated Employee to the extent necessary to satisfy one of the tests set forth in Section 3.01(f).  To determine such adjustment, the leveling method set forth in the preceding paragraph shall be used.

Failure to make the above adjustments on or before the last day of the Plan Year after the Plan Year in which such excess amounts arose will cause the Plan to fail to satisfy the requirements of IRC Section 401(a)(4) for the Plan Year for which the excess amounts occurred and for all subsequent Plan Years they remain corrected.  If such excess amounts, plus any income and minus any loss allocable thereto, are distributed more than 22 months after the last day of the Plan Year in which such excess amounts arose, the Employer is subject to an excise tax penalty, currently equal to ten (10) percent of the excess amount plus any income or minus any losses on such amount.

3.01(h)             Limitations On Employer Matching And Employee Contributions (ACP Test) - The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed:

(1)        the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

(2)        the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees by more than two (2) percentage points.

For purposes of the above tests, Actual Contribution Percentage means, with respect to Highly Compensated Employee Participants and all other Participants for a Plan Year, the average of the ratios, calculated separately for each Participant in each group, of the amount of Matching Contributions made pursuant to Section 3.01(e) and any employee contributions (to the extent allowed under any other plan which may be aggregated with this Plan for testing purposes) for each Participant to such Participant's Compensation for such Plan Year.  For purposes of determining a Participant's Actual Contribution Percentage, only that Participant's Compensation for the portion of the Plan Year during which he is eligible to make Elective Deferrals shall be taken into account.

In addition, the Actual Contribution Percentage for Participants who are Highly Compensated Employees shall be determined for the current Plan Year and the Actual Contribution Percentage for Participants who are Nonhighly  Compensated Employees shall be determined with respect to the Plan Year preceding the current Plan Year; provided, however, the Employer may elect to use the Actual Contribution Percentage for Participants who are Nonhighly Compensated Employees for the current Plan Year rather than the preceding Plan Year provided that if such an election is made, it may be revoked only as provided by the Secretary of the Treasury.

The Committee has the right to treat Elective Deferrals as Employer Matching Contributions for purposes of the above Average Contribution Percentage tests so long as the Actual Deferral Percentage test is met before the Elective Deferrals are used in the Actual Contribution Percentage test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the Actual Contribution Percentage test.  The amount of Elective Deferrals taken into account as contribution percentage amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Elective Deferrals that are needed to meet the Average Contribution Percentage test.  The plan that takes Elective Deferrals into account in determining whether the requirements of IRC Section 401(m)(2)(A) and the plans to which the Elective Deferrals are made must be able to be permissively aggregated under Reg. Section 1.410(b)-7(d) after the application of the mandatory desegregation rules of Reg. Section 1.410(b)-7(c), as modified in Reg. Section 1.401(k)-1(g)(11).

3.01(i)              Adjustment For Violating Actual Contribution Percentage Test - In the event that the Employer Matching Contributions made pursuant to Section 3.01(e) hereof, after taking into account employee contributions to the extent required, do not satisfy one of the tests set forth in Section 3.01(h) hereof, the Committee shall reduce the Employer Matching Contributions for Participants who are Highly Compensated Employees to the extent necessary to satisfy one of the tests set forth in Section 3.01(h).  The amount of the excess plus any income or minus any loss thereon shall be used to reduce Employer Matching Contributions hereunder.  To determine the amount of excess for a Highly Compensated Participant a leveling method shall be used.  Under this method the Employer Matching Contributions of the Highly Compensated Employee with the highest dollar amount of Employer Matching Contributions shall be reduced by the amount required to cause such Highly Compensated Employee's Employer Matching Contribution to equal the dollar amount of the Employer Matching Contribution of the Highly Compensated Employee with the next highest dollar amount of Employer Matching Contributions.  This process is repeated until one of the tests set forth in Section 3.01(h) is satisfied.

The Employer may make Qualified Non-elective Contributions to the Plan to help satisfy one of the tests set forth in Section 3.01(h).  The amount of such Contribution shall be determined by the Employer in its discretion.  Any such Contribution shall be allocated to the Accounts of all Participants who are Nonhighly Compensated Employees in the ratio that each such Employee's Compensation bears to the Compensation of all such Employees.  "Qualified Non-elective Contributions" means contributions (other than Matching Contributions) made by the Employer and allocated to Participants' Accounts that the Participants may not elect to receive in cash until distributed from the Plan, that are nonforfeitable when made and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals.  If such Contributions are made to the Plan, a "Qualified Non-elective Contribution Account" will be maintained for a Participant to record his share of the Employer's Qualified Non-elective Contributions and adjustments relating thereto.  The Qualified Non-elective Contributions to the Plan can be taken into account for a Plan Year if allocated to the Nonhighly Compensated Employees account under the Plan as of a date within that Plan Year.  In addition, the Plan and any plans to which Qualified Non-elective Contributions are made could be permissively aggregated under Reg. Section 1.410(b)-7(d) after the application of the mandatory desegregation rules of Reg. Section 1.410(b)-7(c), as modified in Reg. Section 1.401(k)-1(g)(11).

Notwithstanding the provisions contained in this Section 3.01, the Committee shall have the right at any time during the Plan Year to adjust the Employer Matching Contributions for the remainder of the Plan Year for each Participant who is a Highly Compensated Employee to the extent necessary to satisfy one of the tests set forth in Section 3.01(h).  To determine such adjustment, the leveling method set forth in the preceding paragraph shall be used.

Failure to make the above adjustments on or before the last day of the Plan Year after the Plan Year in which such excess amounts arose will cause the Plan to fail to satisfy the requirements of IRC Section 401(a)(4) for the Plan Year for which the excess amounts occurred and for all subsequent Plan Years they remain uncorrected.  If such excess amounts, plus any income and minus any loss allocable thereto, are distributed more than 22 months after the last day of the Plan Year in which such excess amounts arose, the Employer is subject to an excise tax penalty, currently equal to ten (10) percent of the excess amount plus any income or minus any losses on such amount.  Notwithstanding the distribution of excess contributions, those excess contributions are still considered annual additions under Section 3.07 hereof.

The income allocable to excess contributions shall be determined by multiplying the income allocable to the Participant's Matching Contributions for the Plan Year by a fraction, the numerator of which is the excess Matching Contributions on behalf of the Participant for the Plan Year and the denominator of which is the sum of the Participant's Account Balances attributable to Matching Contributions on the first day of the Plan Year and the Matching Contributions for the Plan Year.  The Plan shall not take into account any gain or loss for the period between the end of the Plan Year and the date of distribution (the "gap period").

3.01(j)              Special Rules And Definitions - For purposes of this Section 3.01, the following special rules shall apply:

The deferral and contribution percentages for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make Employee Elective Deferrals or employee contributions, or to receive Matching Contributions, under two or more plans described in IRC Section 401(a) or arrangements described in IRC Section 401(k) that are maintained by the Employer or an Affiliated Employer shall be determined as if all such contributions and Elective Deferrals were made under a single plan.

In the event that this Plan satisfies the requirements of IRC Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of IRC Section 410(b) only if aggregated with this Plan, then this Section 3.01 shall be applied by determining the deferral and contribution percentages of Participants as if all such plans were a single plan. If two or more plans are permissively aggregated for purposes of IRC Section 401(k), the aggregated plans must also satisfy IRC Section 401(a)(4) and the IRC Section 410(b) as though they were a  single plan.

For purposes of determining the contribution percentages, Elective Deferrals and Matching Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

The deferral percentage and contribution percentage of all eligible Employees must be taken into account in determining whether the Plan satisfies the tests set forth in Sections 3.01(f) and 3.01(h).  An eligible Employee is any Employee who is directly or indirectly eligible to make Elective Deferrals or to receive an allocation of Matching Contributions.  Eligible Employees who make no Elective Deferrals and who receive no Matching Contributions have a deferral percentage or a contribution percentage of 0% and these Employees may not be excluded from the above-mentioned tests even though they may not be active Participants in the Plan.  Contributions will be taken into account if paid to the Plan during the Plan Year.  If the contribution is paid to an agent of the Plan (such as the Employer's payroll officer), the contribution will be considered paid to the Plan at the time it is paid to the agent provided it is transmitted to the Trust within a reasonable period.

The determination and treatment of the deferral and contribution percentages of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

3.02                 Discretionary Profit Sharing Contributions By The Employer - For each Fiscal year and not later than the time prescribed by law for filing its Federal Income Tax Return for such Fiscal Year (including extensions thereof), the Employer shall, with respect to such Fiscal Year, make a contribution to the Trust Fund.  Said contribution shall be determined by resolution of the Board of Directors.  Each Employer shall separately determine its contributions pursuant to this Section 3.02 and shall be paid to and held by the Trustee for the exclusive benefit of its Employees and their Beneficiaries.  Notwithstanding the above, the amount of the contribution for any Fiscal Year shall be subject to adjustment due to the limitation on annual additions contained in Section 3.07 hereof.

3.03                 Amount Of Contribution - Notwithstanding any provision of the Plan to the contrary, in no event shall the total Employer contribution for any Fiscal Year exceed:

(1)        Twenty-five percent (25%) of the total compensation otherwise paid or accrued to all Participants during such year; plus

(2)        The maximum amount allowed under the carryover provisions of the Internal Revenue Code of 1986, as amended, and the regulations thereunder relating to contributions of previous years of less than the maximum amount permissible, as such provisions are now in effect or may hereafter be amended, provided that the amount contributed with respect to such year under this subparagraph (2) when added to the amounts contributed with respect to such previous years, shall not be in excess of twenty-five percent (25%) of the aggregate of the total compensation paid or accrued to all Participants for such previous fiscal years.

3.04                 Employee Voluntary Contributions - A Participant may not, under any conditions, make voluntary contributions to this Plan.

3.05                 Hardship Distributions - Distribution of Elective Deferrals (and earnings thereon accrued as of December 31, 1988) and Catch-up Contributions may be made to a Participant in the event of hardship.  Distribution of a Participant's Accrued Benefit attributable to his Rollover Contribution Account may also be made to a Participant in the event of hardship.

For purposes of this Section 3.05, hardship is defined as an immediate and heavy financial need of the Participant and where distribution is necessary to satisfy the financial need.  Hardship distributions shall not be made without the Participant's, and if applicable his spouse's, written consent if the Participant's vested interest in his Accrued Benefit exceeds $5,000.00 (or any lesser amount as may, by regulations of the Secretary of the Treasury, be established as the maximum amount that may be paid out in such event without the Participant's consent).

The following are the only financial needs considered immediate and heavy:

(a)        expenses for medical care described in IRC Section 213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in IRC Section 152) or necessary for these persons to obtain medical care described in IRC Section 213(d);

(b)        costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(c)        payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents (as defined in IRC Section 152); or

(d)        payments necessary to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence.

A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

(a)        The Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans under all plans maintained by the Employer;

(b)        A Participant who receives a distribution of Elective Deferrals after December 31, 2001, on account of hardship shall be prohibited from making Elective Deferrals under this and all other plans of the Employer for six (6) months after receipt of the distribution.  Upon the expiration of such six (6) month period, the Participant's Elective Deferral election in effect immediately prior to the hardship withdrawal shall automatically be reinstated.

(c)        The distribution is not in excess of the amount of an immediate and heavy financial need.  The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution; and

(d)        All plans maintained by the Employer provide that the Participant may not make Elective Contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under IRC Section 402(g) for such taxable year less the amount of such Participant's Elective Contributions for the taxable year of the hardship distribution.

3.06                 No Rights Or Interest Reserved By Employer - Except as otherwise provided below, in no event shall the principal or income of the Trust Fund be paid to or revert to the Employer, or be used for any purpose whatsoever other than the exclusive benefit of the Participants or their Beneficiaries (including the reasonable and necessary expenses of the Plan and Trust).  Notwithstanding the above, in the case of a contribution which is made by the Employer by a mistake of fact, such contribution shall be returned to the Employer within one year after the payment of the said contribution if the Employer so requests and if such return is allowed by law.  All contributions made by the Employer are made contingent upon their deductibility under the Internal Revenue Code.  If the Employer makes a contribution, the deductibility of which is not allowed under IRC Section 404, then, to the extent the deduction is disallowed, the contribution shall be returned to the Employer within one year after the disallowance of the deduction if the Employer so requests and if such return is allowed by law.  If the initial qualification of the Plan under IRC Section 401(a) is denied, all contributions made by the Employer prior to such determination of disqualification shall be returned to the Employer within one year after the date of such denial of qualification or, if such denial is appealed to the courts, within one year after the date a court decision upholding such denial becomes final, if the Employer so requests and if such return is allowed by law.

3.07                 Overall Limitation On Contributions And Benefits - Except to the extent permitted under Section 3.01(a) and IRC Section 414(v), the Annual Addition that may be allocated or contributed to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

(a)        $40,000.00, as adjusted for increases in the cost-of-living under Section 415; or

(b)        one-hundred percent (100%) of the Participant's Compensation within the meaning of IRC Section 415(c)(3), for the Limitation Year.

The compensation limit referred to in (b) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of IRC Section 401(h) or IRC Section 419A(f)(2)) which is otherwise treated as an Annual Addition.

If necessary to limit the annual addition to a Participant's Account, Elective Deferrals will be returned to the Participant to the extent necessary to reduce the annual addition to the prescribed amount.  If an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.  If an excess amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount will be held unallocated in a suspense account.  The suspense account will be applied to reduce Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.  If a suspense account is in existence at any time during a Limitation Year pursuant to this section, it will not participate in the allocation of the Trust's investment gains and losses.  If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer contributions may be made to the Plan for that Limitation Year.  Excess amounts may not be distributed to Participants or former Participants.  The annual addition for a Participant will be adjusted under this paragraph before the annual addition for the Participant is adjusted under the Gibraltar Steel Corporation Profit Sharing Plan.

For purposes of this Section 3.07, compensation (referred to elsewhere in this Plan as IRC Section 415 Compensation) with respect to any Limitation Year shall mean a Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan or any Affiliate (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, earned income from sources outside the United States, amounts described in IRC Section 105(d), IRC Sections 104(a)(3), 105(a) and 105(h), to the extent includable in the Participant's gross income, amounts paid or reimbursed for moving expenses to the extent not deductible by the Participant and the value of non-qualified stock options granted by the Employer, but only to the extent includable in the Participant's gross income), and excluding the following:

(a)        Employer contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

(b)        Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(c)        Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

(d)        Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in IRC Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee).

Notwithstanding the above, a Participant's Compensation for purposes of the one-hundred percent (100%) limitation set forth above shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Participant under IRC Section 125, Section 402(e)(3), Section 402(h)(1)(B), Section 402(k), Section 457, Section 403(b) and any elective amounts that are not includable in the gross income of the Employee by reason of IRC Section 132(f)(4).

In addition, amounts under IRC Section 125 include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage.  An amount will be treated as an amount under IRC Section 125 only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

In addition, the dollar limitation in effect as of the last day of the Limitation Year shall be the dollar limitation used for the entire Limitation Year.  For purposes of this Section 3.07 and IRC Section 415 and the regulations thereunder, the Limitation Year with respect to the Employer shall be the calendar year.

Compensation for a Participant who is permanently and totally disabled (as defined in IRC Section 37(e)(3)) is the compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled Participant may be taken into account only if the Participant is not an officer, an owner, or highly compensated, and contributions made on behalf of such Participant are nonforfeitable when made.

The term "annual addition" for each Limitation Year means the sum of:

(a)        Employer contributions, whether direct or indirect, including Participant Elective Deferrals;

(b)        forfeitures;

(c)        Employee contributions;

(d)        For Limitation Years beginning after March 31, 1984, any amount allocated to a separate account established by the Employer on behalf of the Participant pursuant to the terms of a defined benefit plan to provide for the payment of benefits for sickness, accident, hospitalization and medical expenses of retired employees, their spouses and dependents; and

(e)        Any contribution paid or accrued after December 31, 1985, to a separate account established on behalf of a Key Employee as defined in IRC Section 419A(d)(3) pursuant to the terms of a plan of an Employer through which the Employer provides payment for medical benefits as defined in IRC Section 213(d) to such Key Employee after his retirement.  Medical benefits as defined in IRC Section 213(d) may include medical benefits such as the diagnosis, cure, mitigation, treatment or prevention of disease, or for the purpose of affecting any structure or function of the body, or for transportation which is primarily for and essential to the provision of such medical care or for insurance (including amounts paid as premiums under Part B of Title XVIII of the Social Security Act) which covers such medical care.

Employer contributions shall be considered as annual additions to the Participant's Accounts in the Limitation Year with respect to which such contributions are allocated, even though such contributions are actually paid over to the Trustee in a later year.

In any case in which an individual is a Participant in more than one defined contribution plan of the Employer, all such defined contribution plans, terminated or not, shall, for purposes of these limitations, be considered as one plan; provided, however, if any of such plans is an Employee Stock Ownership Plan (ESOP), and the limitations contained in the first paragraph of this Section 3.07 would, directly or indirectly, be larger, then the larger limitations shall apply.  In addition, all employees of all corporations which are members of a controlled group (within the meaning of IRC Section 1563(a) without regard to IRS Section 1563(a)(4) and Section 1563(e)(3)(c), which group includes the Employer as a member, shall be considered as employed by a single employer.  However, for purposes of the preceding sentence, a fifty percent (50%) control test applies.

3.08                 Rollovers - With the permission of the Committee and without regard to any aforementioned limit, the Plan will accept Rollover Contributions and/or Direct Rollovers of distributions made after December 31, 2001 on behalf of an Eligible Employee from a qualified plan described in IRC Section 401(a) or 403(a), excluding after-tax employee contributions.

For purposes of this Section 3.08, Eligible Employee means an Eligible Employee as defined in Section 2.01 hereof and any person who is employed as an employee by an Affiliate which has not adopted the Plan and who would be an Eligible Employee as defined in Section 2.01 hereof if the Affiliate were to adopt the Plan pursuant to Section 9.10 hereof.  Eligible Employees may make Rollover Contributions and/or Direct Rollovers prior to meeting the eligibility requirements for participation in the Plan.

For purposes of this Plan, a Rollover Contribution is a contribution made by an Eligible Employee of an amount distributed to such Eligible Employee from one of the above-mentioned plans pursuant to IRC Section 402(c) and a Direct Rollover is a payment received by the Plan from one of the above-mentioned plans on behalf of an Eligible Employee.

3.09                 Predecessor Plan Assets - With the permission of the Committee and without regard to any aforementioned limit, the Trustee may receive the assets of any predecessor plan and invest such assets in any manner in which he is authorized to invest the assets of this Plan.

                                            SECTION 4
                                                            Accounts And Valuation

4.01                 Participants' Accounts - The Committee shall establish and maintain, as needed, a separate Account in the name of each Participant to which the Committee shall credit or charge each of the following contributions and the net earnings or net losses of the Trust Fund and distributions from the Trust Fund on his behalf that relate to such contributions:

(a)        Participant Elective Deferrals;

(b)        Employer Matching Contributions;

(c)        Employer Discretionary Profit Sharing Contributions;

(d)        Rollover Contributions and Direct Rollovers; and

(e)        Any other account the Committee deems necessary for the proper administration of the Plan.

4.02(a)             Allocation Of Employer Contributions - The Committee shall allocate the contributions for each Plan Year among the Accounts of the several Participants in the following manner:

(1)        There shall be allocated to each Participant's Account an amount equal to the amount he has elected to defer pursuant to Section 3.01(a) hereof.

(2)        There shall be allocated to each Participant's Account the amount of any Employer Matching Contribution made pursuant to Section 3.01(e) hereof to which he is entitled.

(3)        There shall be allocated to each Participant's Account such Participant's share of any Discretionary Profit Sharing Contribution made by his Employer pursuant to Section 3.02 hereof.  The Committee shall allocate the Employer's Discretionary Profit Sharing Contribution for the Plan Year among the Accounts of the several Participants of the Employer for the Plan Year in the same ratio as each Participant's Compensation bears the total Compensation of all such Participants for the Plan Year.  Compensation shall only include for purposes of this Section 4.02(a)(3) Compensation received by the Participant from the Employer making such contribution and only for the period during which he was a Participant in the Plan.  In addition, for purposes of this Section 4.02(a)(3), Participants shall only include those Participants of the Employer making such contribution who are eligible for such contribution as set forth in Section 2.01 hereof, who have completed at least 501 Hours of Service with the Employer making such contribution and are in the employ of the Employer or any Affiliate on the last day of the Plan Year.

(4)        There shall be allocated to each Participant's Account the amount of any Rollover Contribution and Direct Rollovers he has made pursuant to Section 3.08 hereof.

4.02(b)             Top Heavy Plan Year Allocations - For any Top Heavy Plan Year as defined in Section 10.02 hereof for which the minimum benefit required by IRC Section 416 must be provided by this Plan, any Non-Key Employee Participant who is in the employ of the Employer on the last day of such Plan Year shall be entitled to the minimum benefit required by IRC Section 416. The minimum benefit for each such Participant shall be equal to the lesser of: (i) 3% of the Compensation of such Participant, or (ii) the percentage of the Compensation of the Participant at which contributions are made (or are required to be made) under the Plan for the Plan Year for the Key Employee Participant for whom such percentage is the highest for the year.  The Employer will make a contribution to the Plan to the extent necessary to provide for the minimums required under this paragraph.  The minimum allocation required for Top-Heavy Plan Years (to the extent required to be nonforfeitable under IRC Section 416(b)) may not be forfeited under IRC Section 411(a)(3)(B) or 411(a)(3)(D).

Elective Deferrals and Matching Contributions shall be used to determine the highest percentage for Key Employee Participants.  Elective Deferrals shall not, however, be taken into account for purposes of satisfying the minimum top-heavy contribution requirements contained in this Section 4.02(b). Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of this Section 4.02(b) and the Plan.  Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the Actual Contribution Percentage test contained in Section 3.01(h) hereof.

4.03                 Valuation Of Trust Fund - As of the last Valuation Date of each Plan Year, the Trustee shall determine the net worth of the assets of each Participant's Account.  In determining such net worth, the Trustee shall value the assets of the Trust Fund at their fair market value as of such Valuation Date and shall deduct all fees and expenses chargeable to the Participant's Account.  Any fees and expenses of the Trust Fund which do not relate to a particular Participant's Account shall be allocated among the Accounts of the several Participants in the proportion that the value of each Participant's Account as of such Valuation Date bears to the total value of the Accounts of the several Participants as of such Valuation Date.

The Trustee shall also determine the net worth of the assets of each Participant's Account upon a Participant's retirement, death, disability, withdrawal or termination of employment, to the extent necessary to determine said Participant's Accrued Benefit under this Plan.

4.04                 Allocation Does Not Vest Any Interest - The fact that an amount is credited to the Account of a Participant shall not vest in such Participant or any Beneficiary any right, title or interest in the assets of the Trust Fund except at the time or times and upon the terms and conditions herein provided.

4.05                 Transfer To Affiliate - If a Participant transfers from the employment of the Employer to the employment of any Affiliate, such Participant's Account shall remain in the Trust Fund and the Participant shall be responsible to continue to direct the investment of his Accounts pursuant to Section 5.01 hereof.

                                                                    SECTION 5
                                                                     Investments

5.01                 Investment Direction - The funding policy and method of the Plan is the deposit of all contributions with the Trustee, in accordance with the terms of the Trust agreement with the Trustee, with the right given each Participant to designate the Investment Fund or Funds in which his interest in the Trust is to be invested, as described in this Section 5.  Subject to the provisions of this Section 5.01, each Participant shall have the right and responsibility to determine the manner in which the assets credited to his Account are to be invested.  Each Participant shall direct the Trustee as to his choice of investments.  The Trustee shall carry out the directions of the Participant as soon as practicable after receipt of such direction from the Participant.  The Committee has the right to establish such rules and regulations it deems necessary to administer the provisions of this Section 5.01.

The right and responsibility of a Participant to direct the investment of his Account shall continue after retirement, disability or other termination of employment, until his entire Account or vested interest therein has been distributed.  The Beneficiary of a deceased Participant shall exercise the right and responsibility of such Participant to direct the investment of his Account until the deceased Participant's entire Account has been distributed.

The Committee shall make available such Investment Funds as it shall determine in its discretion, including such new, additional or replacement Funds as the Committee may deem appropriate.  Without limiting the foregoing, the Employer expressly reserves for the Committee the right at any time and from time to time to add additional Investment Funds having such investment objectives as it shall determine; to modify the provisions governing any existing Investment Fund; or to eliminate one or more existing Investment Funds.  Such Committee action may require or authorize the transfer of Account balances then held in existing Investment Funds to one or more new or modified Investment Funds.  The Investment Funds shall include a Gibraltar Stock Fund and any other funds as may be selected by the Committee in its sole discretion.

A Participant shall direct that the funds in his Account be invested among the available Investment Funds in such percentages as he shall specify, in increments of 1%, effective on such dates as the Committee shall establish, including on a daily basis; provided, however, no greater than 20% of a Participant's Elective Deferrals, Matching Contributions and Qualified Non-elective Contributions can be invested in the Gibraltar Stock Fund.  In addition, a Participant may direct that all or a portion of his existing Account balances in one or more Investment Funds be transferred among the available Investment Funds in such percentages as he shall specify, in increments of 1%, effective on such dates as the Committee shall establish, including on a daily basis; provided, however, a Participant may not transfer to the Gibraltar Stock Fund an amount that would cause the value of such Gibraltar Stock Fund to exceed 20% of the Participant's existing Account balances.  The Committee has the right to change the above mentioned rules in its discretion, in which the case the Participant must make investment directions in a manner consistent with rules and regulations established by the Committee.

The Committee and Trustees shall have no duty to investigate, and shall be under no liability for, the prudence of any Participant investment directions made pursuant to this Section 5.01, it being understood that each Participant is responsible for the prudent management and investment of his own Account.  The Committee and Trustees shall have no duty to review, supervise, or approve the investment decisions of the Participant.  Neither the Employer, the Committee nor the Trustees shall have any liability to anyone at any time interested hereunder for the investment of the Participants' Accounts, except as may be otherwise required by the Employee Retirement Income Security Act of 1974.

5.02                 Investment Media - Benefits required for Participants may be provided through any investment media offered by any legal reserve life insurance company authorized to do business in New York State, as the Committee may select, or through the purchase of shares in any regulated investment company as defined in IRC Section 851(a), or through investment in any common trust fund of any bank or trust company authorized to do business in New York State, or through any investment proper and appropriate to be made by the Trustee in accordance with the trust agreement executed pursuant hereto or through any combination of such investment media.

The Trustees may acquire and hold "qualifying Employer securities" as that term is defined in ERISA; provided, however, that the Trustee shall not be permitted to acquire any qualifying Employer securities if, immediately after the acquisition of such securities, the fair market value of all qualifying Employer securities held by the Trustee hereunder should amount to more than 100% of the fair market value of all the assets in the Trust Fund and provided further that any such acquisition shall be subject to any applicable provisions of ERISA and any regulations and rulings in this respect issued now or hereafter by the Department of Labor or the Commissioner of Internal Revenue.

5.03                 Loans to Participants - Upon the application of any Participant, the Committee may direct the Trustee to make a loan to such Participant, provided all the following conditions are satisfied:

(a)        The Committee, in its sole discretion and in accordance with a uniform and non-discriminatory policy, approves such loan to such Participant;

(b)        Loans are available to all Participants, other than Participants who are no longer Employees and who are not parties-in-interest as defined in ERISA Section 3(14), on a reasonably equivalent basis;

(c)        The minimum amount of a loan shall be $1,000 and the maximum number of loans a Participant may have outstanding at any time is two (2), only one of which can be a loan for a primary residence;

(d)        The total amount of any loan or loans from this Plan to any Participant shall not be more than one-half (1/2) of the amount of such Participant's Accrued Benefit, and the total amount of any loan or loans to any Participant from this plan and any other qualified employer plans as defined in IRC Section 72(p)(3) shall not be more than the lesser of:

(1)        one-half of the total of such Participant's nonforfeitable interest in his accrued benefits under such plans; or

(2)        $50,000.00 reduced by the excess (if any) of the highest outstanding balance of loans from the plans to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the plans to the Participant on the date on which such loan is made;

(e)        All loans to Plan Participants granted under this Section 5.03 shall bear a reasonable rate of interest.  Every Participant who requests a loan pursuant to this Section 5.03 shall receive a statement of the charges involved in such loan transaction.  This statement shall include the dollar amount of the loan and annual rate of finance charge;

(f)         Repayment of any loan granted under this Section 5.03 shall provide for level amortizations with payments to be made not less frequently than quarterly over a period not to exceed five (5) years.  However, if the proceeds of such loan are to be used by the Participant to acquire any dwelling unit which is to be used as a primary residence of the Participant, then the term of such loan can exceed five (5) years but shall not exceed ten (10) years;

(g)        Each loan shall be supported by collateral sufficient to adequately secure the repayment of the loan, in addition to such Participant's interest-bearing note for the amount of the loan, payable to the order of the Trustee.  In the case of any loan made to a married Participant, such Participant's vested interest in his Accrued Benefit shall not be used as collateral for such loan without the written consent of the Participant's spouse.

Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured.  The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public.  Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.  A new consent shall be required if the account balance is used for renegotiation, extension, renewal, or other revision of the loan.

(h)        Repayment of any loan granted under this Section 5.03 shall be pursuant to an arrangement, established when the loan is made, setting forth the manner in which said loan shall be repaid; provided, however, each Participant shall have the right to prepay the entire principal balance due and shall be entitled to a corresponding abatement of interest.  The Committee may require the Employer to withhold the amount of the Participant's required payments from his pay.  Loan repayments will be suspended under this Plan as permitted under IRC Section 414(u)(4).

(i)         Any application for a loan under this Section 5.03 shall constitute an application by the Participant directing that the Participant's interest in his or her Account be invested in such loan.  If a loan is granted hereunder, the value of a Participant's Account shall be adjusted as of each Valuation Date to reflect the principal and interest credited to such Account as a result of the loan investment as directed by the Participant hereunder.

No Participant who applies for a loan and directs the investment of his or her Account in accordance with this Section 5.03 shall be considered a fiduciary by reason of his or her exercise of control over his or her Account and no person who is otherwise a fiduciary (including the trustees) shall have any liability for any loss, or by reason of any breach, which results from such Participant's exercise of control.

(j)         The Participant pays from his Account any loan fee as determined by the Committee, in its sole discretion, from time to time.

In the event that a Participant does not repay any loan, the Committee may deduct the total amount of such loan or any portion thereof from any payment or distribution from the Trust Fund to which such Participant or his beneficiary or beneficiaries may be entitled.  In the event that the amount of any such payment or distribution is not sufficient to repay the remaining balance of any such loan, such Participant shall be liable for and continue to make payments on any balance still due from him.  In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan although there may be a deemed distribution due to such default.

5.04                 Allocation of Loans, Withdrawals and Distributions - Where any Account affected by a loan pursuant to Section 5 or by a withdrawal or a distribution pursuant to Section 6 is invested in more than one Investment Fund, the amount of the loan, withdrawal or distribution shall be charged against each Investment Fund as directed by the Participant, or in the absence of such direction, pro-rata against each of the Investment Funds in the Participant's Account.

Loan repayments shall be invested in Investment Funds in the same proportion as the Participant's current Elective Deferrals are being invested by the Trustees at the time loan repayments are made.  If the Participant is making no Elective Deferrals to the Plan at the time loan repayments are made, the Participant may designate how loan repayments shall be invested.

5.05                 Voting of Shares of Gibraltar - Each Participant shall have the right to give voting instructions to the Trustee with respect to the number of shares of common stock of Gibraltar Steel Corporation which are held on his behalf in the Gibraltar Stock Fund.  Written notice of any meeting of stockholders of Gibraltar and a form for instructing the Trustee how to vote shall be given to each Participant entitled to give instruction, by such means and in such manner as the Committee shall determine.  The Trustee shall vote such number of shares in accordance with such instructions; provided, however, that the Trustee shall vote any shares of common stock of Gibraltar Steel Corporation for which it shall not have received voting instructions from Participants in the same proportion as other Participants in the Plan have voted the common stock of Gibraltar Steel Corporation.

5.06                 Tender or Exchange Offers - Notwithstanding any other provisions of this Plan to the contrary, in the event of a tender or exchange offer for shares of common stock of Gibraltar Steel Corporation held by the Trustee in the Gibraltar Stock Fund for the Account of any Participant having an interest in such Funds, the Trustee shall have no discretion or authority to sell, convey or exchange such shares except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing by the Participants, and, upon timely receipt of such written instructions, the Trustee shall so sell, convey or transfer such shares of the common stock of Gibraltar Steel Corporation.

In the event of a tender or exchange offer for shares of common stock of Gibraltar Steel Corporation held by the Trustee in the Gibraltar Stock Fund for the Account of any Participant having an interest in such Funds, (i) the Employer and the Committee shall not interfere in any manner or in any way attempt to influence a Participant's decision regarding the tender or exchange of such shares (hereinafter referred to as the "Investment Decision"); (ii) the Employer and the Committee shall adequately communicate or cause to be communicated to the Participants the provisions of the Plan relating to the tender or exchange of such shares and timely distribute or cause to be distributed to Participants all communications directed generally to the owners of the shares subject to the tender or exchange offer, and (iii) the Committee shall distribute or cause to be distributed to Participants, all communications that the Trustee may receive, if any, from the offeror of such tender or exchange offer relating to such tender or exchange offer.  In no event shall the communications to Participants with respect to Investment Decisions or public communications directed generally to the owners of the shares subject to the tender or exchange offer, be deemed to be interference in the exercise of the Participants' Investment Decision.

                                                                    SECTION 6
                                                                     Distributions

6.01                 Retirement - Every Participant shall retire for purposes of this Plan upon his termination of employment on his retirement date, which dates are defined below, and shall continue to participate until his actual retirement.  The Committee shall direct the Trustee to distribute to such Participant his Accrued Benefit in accordance with Section 6.07 hereof.

(a)        Normal Retirement Date of any Participant means such Participant's 65th birthday.

(b)        Deferred Retirement Date of any Participant means the first day of the month after such Participant actually leaves the employment of the Employer, provided it is subsequent to his Normal Retirement Date.

A Participant shall become fully and nonforfeitably vested in his Accrued Benefit upon his attainment of age 65.

6.02(a)             Death - Upon the death of a Participant before retirement or other termination of employment, his Accrued Benefit shall be fully and nonforfeitably vested.  The Committee shall direct the Trustee to distribute to any surviving Beneficiary designated by the Participant, or if none to his surviving spouse, or if neither to his estate, such Accrued Benefit in accordance with Section 6.07 and 6.10 hereof.

Notwithstanding the above, in the case of benefits payable on account of the death of any vested married Participant before his annuity starting date (as defined in Section 6.07), payment of his Accrued Benefit shall be made to his surviving spouse in accordance with Section 6.07(a) hereof, unless prior to his death the Participant selected a Beneficiary other than his spouse in accordance with the provisions contained in Sections 6.02(c) and (d) hereof.  However, if any vested married Participant has elected to receive his benefits in the form of a life annuity and dies before his annuity starting date, payment of his Accrued Benefit shall be made over the life of his surviving spouse (hereinafter referred to as the "qualified pre-retirement survivor annuity"), unless prior to his death the Participant made an election in accordance with the Qualified Election Procedures contained in Section 6.07(c) hereof.  The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.  A surviving spouse entitled to any benefits under this paragraph may elect, in writing filed with the Committee prior to the commencement of benefits, that the Committee make payment under one of the optional forms of benefits provided for in Section 6.07(a) hereof.  For purposes of this Section 6.02(a), a Participant shall not be considered married unless the Participant and his spouse have been married throughout the one (1) year period ending on the date of the Participant's death.

Upon the death of a Participant who has theretofore retired, become disabled or otherwise terminated employment and who has begun to receive payments pursuant to Section 6.07 hereof, the Trustee in accordance with the provisions of Section 6.07 and subject to the provisions of 6.10 hereof shall continue to distribute the balance, if any, of his Accounts that have not been heretofore distributed, to any surviving spouse or to any surviving Beneficiary designated by the Participant, whichever is applicable, or if neither, to his estate.

6.02(b)           Proof Of Death - The Committee may require such proper proof of death and such evidence of the right of any person to receive payment of a deceased Participant's Account as the Committee may deem desirable. The Committee's determination shall be conclusive.

6.02(c)             Designation Of Beneficiary - Subject to the provisions of Section 6.02(d) hereof, each Employee, upon becoming a Participant, may designate a Beneficiary of his own choosing, and may in addition name contingent Beneficiaries.  Such designation shall be made in a form satisfactory to the Committee.  Any Participant may at any time revoke or change his Beneficiary designation by filing written notice with the Committee.

6.02(d)             Qualified Election - A married Participant may elect to waive during his election period the requirement that his benefits be paid to his surviving spouse in the event that he dies before the commencement of his benefits under this Plan.

Any Beneficiary designation made by any married Participant, as defined in Section 6.02(a) hereof, credited with one Hour Of Service after August 23, 1984, shall not be effective unless:  (i) the Participant's spouse consents in writing to the designation; (ii) the designation designates a specific Beneficiary including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (iii) the spouse's consent acknowledges the effect of the designation and (iv) the spouse's consent is witnessed by a plan representative or notary public.

Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse.  A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right.  A revocation of a prior designation may be made by a Participant without the consent of the spouse at any time before the commencement of benefits.  The number of revocations shall not be limited.

If the Participant establishes to the satisfaction of the Committee that he has no spouse or his spouse cannot be located, the consent of his spouse provided for shall not be required.  If a Participant marries or locates his spouse after having made a beneficiary designation under Section 6.02(c) hereof, such designation shall not be effective unless the spouse of such Participant consents in writing to such designation in accordance with the provisions of this Section 6.02(d).

6.03(a)             Disability - In the event of a Participant's total and permanent disability before retirement or other termination of employment, his Accrued Benefit shall be fully and nonforfeitably vested. The Committee shall direct the Trustee to distribute to such Participant his Accrued Benefit in accordance with Section 6.07.  No distribution may be made to a Participant prior to his attainment of age 65 pursuant to this Section 6.03(a) if his Accrued Benefit exceeds $5,000.00, unless the Participant, and if a qualified joint and survivor annuity form of payment is required, his spouse, consent to such distribution.  If consent to the distribution is not obtained, the Committee shall direct the Trustee to hold the same for distribution upon the earlier of his attainment of age 65 or death.

6.03(b)             Total And Permanent Disability - For purposes of this Plan, total and permanent disability shall mean an illness or injury of a potentially permanent nature, expected to last for a continuous period of not less than 12 months or can be expected to result in death which prevents the Participant form engaging in any occupation for wage or profit for which the Employee is reasonably fitted by training, education or experience.

6.03(c)             Determination Of Total And Permanent Disability - The total and permanent disability of any Participant shall be determined by a licensed physician selected by or satisfactory to the Employer.

6.04                 Vesting - Each Participant shall at all times be fully and nonforfeitably vested in all of his Accounts in the Plan, including, but not limited to, his Accrued Benefit attributable to Elective Deferrals, Matching Contributions, Discretionary Profit Sharing Contributions, Qualified Non-elective Contributions, Rollover Contributions and Direct Rollovers.

6.05                 Termination Of Employment And Distribution Of Vested Benefits - Upon a Participant's voluntary or involuntary termination of employment with the Employer and any Affiliate with a vested interest in his Accrued Benefit, other than by reason of retirement, death or disability, the Participant shall have the right to elect to have the value of his Accrued Benefit paid in accordance with Section 6.07 hereof; provided, however, such election shall not be effective without the Participant's, and if a qualified joint and survivor annuity form of payment is required, his spouse's (or where either the Participant or the spouse has died, the survivor's) written consent if (i) his Accrued Benefit exceeds $5,000.00 (or any lesser amount as may, by regulations of the Secretary of the Treasury, be established as the maximum amount that may be paid out in such event without the Participant's consent) and (ii) the Accrued Benefit is immediately distributable. The Accrued Benefit is immediately distributable if any part of the Accrued Benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of normal retirement age or age 62.  Notwithstanding the foregoing, neither the consent of the Participant nor his spouse shall be required to the extent that a distribution is required to satisfy IRC Section 401(a)(9) or IRC Section 415.

For purposes of this Section 6.05, the consent of the Participant and, if applicable, his spouse shall be obtained in writing within the 90 day period ending on the annuity starting date.  The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form.  The Committee shall notify the Participant and, if applicable, his spouse of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable.  Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.  If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

(a)        the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

(b)        the Participant, after receiving the notice, affirmatively elects a distribution.

If the Participant and, if applicable, the Participant's spouse do not consent to such distribution, the Committee shall direct the Trustee to hold the value of his Accrued Benefit as determined above for distribution upon the earlier of his attainment of age 65, death or disability.  The Participant shall be responsible to continue to direct the investment of his Accounts pursuant to Section 5.01 hereof.  When such former Participant is entitled to distribution as provided in the preceding sentence, the Committee shall direct the Trustee to distribute the value of such Accrued Benefit to such former Participant or his Beneficiary in accordance with Section 6.07.

At the time a former Participant is entitled to distribution, according to its records, the Committee shall send, by registered or certified mail directed to his address last known to the Committee, a notice informing him as to his rights with respect to any amounts held for him and requesting confirmation of his address and age.  Each Participant and former Participant has the obligation to keep the Committee informed of his address.  In the event the Committee is unable to locate such former Participant within four (4) years, the amount held for his benefit shall be forfeited; provided, however, if a claim is made by the Participant or his Beneficiary for the forfeited amount, such amount shall be reinstated into his Account.

Notwithstanding the foregoing, the Committee shall direct the Trustee to make a lump sum payment of a Participant's vested interest in his Accrued Benefit if his vested interest in his Accrued Benefit is $5,000.00 or less.

6.06                 Forfeitures - Since the Plan provides full vesting pursuant to Section 6.04 hereof, there are no forfeitures under the Plan.

6.07(a)             Method Of Distribution - Subject to the last paragraph of this Section 6.07(a), a Participant may elect one or more of the following methods of distribution of benefits.  If a Participant makes no election, the distributions provided hereunder shall, subject to the provisions of Section 6.07(b) hereof, be made in one lump sum payment in cash.

(1)        One lump sum payment.

(2)        Effective July 1, 1997, the purchase of an annuity contract from any insurance company licensed to do business within the State of New York.  Any such annuity contract so purchased must be non-transferable when held by a person other than a trustee of a trust described in IRC Section 401(a) or IRC Section 501(a) and must be payable in the following forms:  a straight life annuity; single life annuities with certain periods of 5, 10 or 15 years; a single life annuity with installment refund; survivorship life annuities with installment refund with survivor percentages of 50, 66-2/3 or 100; a joint and 50% or 100% survivor annuity with a designated Beneficiary; or over the periods set forth in subsection (3) below.

3)         Payment in monthly, quarterly, semi-annual or annual installments over a period certain not longer than the life expectancy of the Participant or the joint life and survivor life expectancies of the Participant and his designated Beneficiary or until the Participant's Account has been fully distributed, if sooner.  Effective July 1, 1997, distribution of benefits pursuant to this Section 6.07(a)(3) may be made by the purchase of an annuity contract described in Section 6.07(a)(2) above.

If the Participant has any funds invested in the Gibraltar Stock Fund, the Committee will take reasonable steps to help liquidate a sufficient number of shares of the common stock of Gibraltar Steel Corporation held in such Fund to make distribution to the Participant.

Notwithstanding the foregoing, the methods of distribution of benefits provided under (2) and (3) above shall no longer be available to any Participant whose annuity starting date is after the earlier of (i) the 90th day after the date the Participant has been furnished a summary that reflects the elimination of those methods of distribution or (ii) January 1, 2006, which is the first day of the second Plan Year following the Plan Year during which that method of distribution was eliminated.

6.07(b)             Normal Form Of Benefit For Married Participant Electing Life Annuity - If a Participant is married on the first day of the first period for which an amount is payable as an annuity (the annuity starting date) and such Participant has elected to receive his benefits in the form of a life annuity, any distribution of the following benefits shall be made in the form of a qualified joint and survivor annuity, unless the Participant elects not to receive his benefits in such form or elects one of the other options contained in Section 6.07(a) hereof; provided that no such election may be made unless made in accordance with the Qualified Election Procedures contained in Section 6.07(d) hereof.  The following benefits shall be paid in the above manner:

(1)        Normal or deferred retirement benefits;

(2)        Benefit payments otherwise commencing on or after a Participant's disability or attainment of normal retirement age.

For purposes of this Section 6.07(b), the term "qualified joint and survivor annuity" shall mean an immediate annuity for the life of the Participant with a survivor annuity for the life of his spouse which is equal to one-half of the amount of the annuity payable during the joint lives of the Participant and his spouse.  Distribution of benefits pursuant to this Section 6.07(b) may be made by the purchase of an annuity contract described in Section 6.07(a)(2) hereof.

6.07(c)             Qualified Election Procedures - If a Participant has elected to receive his benefits in the form of a life annuity, no less than thirty (30) days and no more than ninety (90) days before the Participant's annuity starting date, the Committee will provide the Participant with a written explanation of: (i) the terms and conditions of the qualified joint and survivor annuity; (ii) the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; (iii) the rights of a Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity.

A Participant may elect, with applicable spousal consent, to waive the requirement that the written explanation be provided at least 30 days before the annuity starting date, provided that the distribution commences more than 7 days after such explanation is provided.  In addition, the written explanation may be provided after the annuity starting date, provided that the applicable election period shall not end before the 30th day after the date on which such explanation is provided, except that the Participant can waive such 30 day requirement provided that the distribution commences more than 7 days after the explanation is provided.

The Committee shall also provide the Participant a written explanation of:  (i) the terms and conditions of the qualified pre-retirement survivor annuity; (ii) the Participant's right to make and the effect of an election to waive the qualified pre-retirement survivor annuity form of benefit; (iii) the rights of a Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the qualified pre-retirement survivor annuity. Such written explanation shall be provided by the Committee to the Participant upon his election to receive his benefits in the form of a life annuity or, if later, during the period beginning on the first day of the Plan Year in which the Participant attains the age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; provided that, if a Participant enters the Plan after the 1st day of the Plan Year in which the Participant attained age 32, the Committee shall provide such written explanation no later than the close of the second Plan Year following the Participant's entry into the Plan, if later.  In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation.  If such a participant thereafter returns to employment with the Employer, the applicable period for such participant shall be redetermined.

A married Participant may elect to waive the requirement that his benefits be paid in the form of a qualified joint and survivor annuity or a qualified pre-retirement survivor annuity in the event that he dies before the commencement of his benefits under this Plan.  Such election shall not be effective unless:  (i) the Participant's spouse consents in writing to the election; (ii) the election designates a specific Beneficiary including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (iii) the spouse's consent acknowledges the effect of the election; and (iv) the spouse's consent is witnessed by a Plan representative or notary public.  Additionally, a Participant's waiver of the qualified joint and survivor annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent).

Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse.  A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights.  A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits.  The number of revocations shall not be limited.

The election period with respect to the qualified joint and survivor annuity is the 90 day period ending on the annuity starting date.  The election period with respect to the qualified pre-retirement survivor annuity begins on the later of the date on which the Participant has elected to receive his benefits in the form of a life annuity or the first day of the Plan Year in which he attains age 32 and ends on the date of his death.

6.07(d)             Payment Without Qualified Election - A Participant may receive his benefits under this Plan in a form which is not a qualified joint and survivor annuity or a qualified pre-retirement survivor annuity without making an election described in Section 6.07(d) hereof provided that the Participant establishes to the satisfaction of the Committee that he has no spouse or his spouse cannot be located.

Notwithstanding the foregoing provisions of this Section 6.07(d), if a Participant marries or locates his spouse after having made an election under Section 6.07(c) hereof not to receive his benefits in the form of a qualified joint and survivor annuity or qualified pre-retirement survivor annuity, such election shall not be effective and such Participant's benefits will be paid in accordance with Section 6.07(b) or the second paragraph of 6.02(a) hereof unless such Participant makes an election not to receive his benefits in such form in accordance with Section 6.07(c) hereof.

6.08                 Time Of Payment - Unless a later date is otherwise elected by the Participant,  benefit payments under this Plan must begin not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs:

(a)        A Participant attains age 65;

(b)        The tenth anniversary of the year in which the Participant commenced participation in the Plan; or

(c)        The Participant terminates his service with the Employer.

Notwithstanding the foregoing, the failure of a Participant, and if applicable his spouse, to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 6.05, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section 6.08.

6.09                 Deferred Distributions Upon Retirement, Death, Disability Or Termination Of Employment - In the event of a deferred distribution under the Plan in the case of retirement, death, disability or termination of employment, the Participant or beneficiary, as the case may be, shall be responsible to continue to direct the investment of his Accounts pursuant to Section 5.01 hereof.

6.10(a)             Required Minimum Distribution - General Rules - The requirements of this Section 6.10 shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. All distributions required under this Section 6.10 will be determined and made in accordance with the Treasury regulations under IRC Section 401(a)(9).

6.10(b)             Required Beginning Date - The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.  The required beginning date of a Participant is the later of the first day of April of the calendar year in which the Participant attains age 702 or, in the case of a non-5 percent owner, the calendar year in which the Participant retires.

A Participant is treated as a 5 percent owner for purposes of this Section if such Participant is a 5 percent owner as defined in IRC Section 416(i) (determined in accordance with IRC Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 2.  Once distributions have begun to a 5 percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5 percent owner in a subsequent year.

6.10(c)             Time and Manner of Distribution - If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(1)        If the Participant's surviving spouse is the Participant's sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(2)        If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(3)        If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(4)        If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.10(c), other than Section 6.10(c)(1), will apply as if the surviving spouse were the Participant.

For purposes of this Section 6.10(c) and Section 6.10(e), unless Section 6.10(c)(4) applies, distributions are considered to begin on the Participant's required beginning date.  If Section 6.10(c)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 6.10(c)(1).  If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date 6.10(c)(1), the date distributions are considered to begin is the date distributions actually commence.  Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Sections 6.10(d) and 6.10(e).  If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of IRC Section 401(a)(9).

6.10(d)             Required Minimum Distributions During Participant's Lifetime - During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(1)        the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

(2)        if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number of the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

Required minimum distributions will be determined under this Section 6.10(d) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

6.10(e)             Required Minimum Distributions After Participant's Death - If death occurs on or after date distribution begins, the following rules apply:

(1)        If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

a.         The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

b.         If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year.  For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

c.         If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

(2)        If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

If death occurs before date distributions begin, the following rules apply:

(1)        If the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in the above provisions of this Section 6.10(e).

(2)        If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(3)        If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.10(c)(1), the provisions of (1) and (2) above will apply as if the surviving spouse were the Participant.

6.10(f)              Definitions - For purposes of this Section 6.10, the following terms shall have the following meanings.

(1)        Designated beneficiary.  The individual who is designated as the beneficiary under the Plan and is the designated beneficiary under IRC Section 401(a)(9) and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(2)        Distribution calendar year.  A calendar year for which a minimum distribution is required.  For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date.  For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 6.10(c).  The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date.  The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

(3)        Life expectancy.  Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(4)        Participant's Account Balance.  The Accrued Benefit as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account Benefit as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.  The Accrued Benefit for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

6.11                 Distributions Where Location Of Participant Or Beneficiary Unknown - In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Committee, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a forfeiture pursuant to the Plan.  In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored.  Notwithstanding the above, if, prior to the expiration of the five (5) year period mentioned above, distribution of Plan benefits is required under Section 6.10(a) hereof or if this Plan shall terminate and all the assets are distributed, the Committee shall direct the Trustee to establish in the name and social security number of the lost Participant, in care of the Employer, an interest-bearing federally-insured bank account with the Participant having an unconditional right to withdraw funds from the account.

6.12                 Distributions During Incompetency - Subject to the provisions of Section 6.07 hereof, if any Participant, retired or disabled Participant or beneficiary entitled to any payment under this Plan shall be or shall, in the sole judgment of the Committee, become physically or mentally incapable of receiving or acknowledging receipt of payment, the Committee, may cause any payment otherwise payable to him to be made in any one or more of the following ways:

(a)        to a relative of such Participant or beneficiary by blood or by marriage, for the benefit of such Participant or beneficiary;

(b)        upon receipt of satisfactory evidence that such Participant or beneficiary is being maintained by an unrelated person or institution and no guardian or committee has been appointed for such Participant or beneficiary, to such person or institution to be held and used for the benefit of such Participant or beneficiary;

(c)        upon receipt of satisfactory evidence that a guardian or committee has been appointed for such Participant or beneficiary, to such guardian or committee, to be held and used for the benefit of such Participant or beneficiary; or

(d)        directly to such Participant or beneficiary.

The determination and direction of the Committee under this paragraph shall be binding upon such Participant or beneficiary and his heirs and personal representatives.

6.13                 Pre-retirement Distribution - If a Participant has attained at least age fifty-nine and one-half (59 1/2), the Committee shall, upon the election of such Participant and with his, and, if a qualified joint and survivor annuity form of payment is required, his spouse's consent, direct the Trustee to distribute all or a portion of the vested interest in the Participant's Accrued Benefit to such Participant in accordance with the provisions of Section 6.07 hereof.  In the event the Participant elects such distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Participant.  The provisions of this Section 6.13 shall only apply to the Participant's Accrued Benefit attributable to his Elective Deferrals, Employer Matching Contributions, Employer Discretionary Profit Sharing Contributions, Employer Non-elective Contributions and Rollover Contributions and Direct Rollovers.

6.14                 Withdrawal Of Discretionary Profit Sharing Plan Contribution Account Attributable to Hubbell Plan - A Participant who has a Discretionary Profit Sharing Plan Contribution Account resulting from the merger of the Wm. R. Hubbell Steel Corporation/Mill Transportation Company 401(k) Profit Sharing Plan (the "Hubbell Plan") into this Plan shall be fully and non-forfeitably vested in that Account to the extent his balance in that Account is attributable to that same account in the Hubbell Plan prior to the merger.  A Participant who has been a participant in the Hubbell Plan and this Plan for a period of at least five years has the right to withdraw 100% of such balance in his Discretionary Profit Sharing Plan Contribution Account.  A Participant who has been a Participant in the plans for less than five years has the right to withdraw 100% of that portion of his Discretionary Profit Sharing Plan Contribution Account attributable to contributions made to the Hubbell Plan which have been in this Plan and the Hubbell Plan for at least two full Plan Years.  Distributions under this Section 6.14 shall not be made without the Participant's, and if a qualified joint and survivor annuity form of payment is required, his spouse's, written consent if the Participant's vested interest in his Accrued Benefit exceeds $5,000 (or any lesser amount as may, by regulations of the Secretary of the Treasury, be established as the maximum amount that may be paid out in such event without the Participant's consent).

6.15(a)             Direct Transfer of Eligible Rollover Distribution -  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

6.15(b)             Definitions.

"Eligible rollover distribution:"  An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:  any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).  In addition, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.  A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includable in gross income.  However, such portion may be transferred only to an individual retirement account or annuity described in IRC Section 408(a) or (b), or to a qualified defined contribution plan described in IRC Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is  includable in gross income and the portion of such distribution which is not so includable.

"Eligible retirement plan:"  An eligible retirement plan is an individual retirement account described in IRC Section 408(a), an annuity plan described in IRC Section 403(a), or a qualified trust described in IRC Section 401(a), that accepts the distributee's eligible rollover distribution.  However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity. In addition, an eligible retirement plan shall also mean an annuity contract described in IRC Section 403(b) and an eligible plan under IRC Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.  The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in IRC Section 414(p).

"Distributee:"  A distributee includes an employee or former employee.  In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in IRC Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

"Direct rollover:"  A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

6.16                 Distribution Restrictions For 401(k) Plan - Elective Deferrals, Non-elective Contributions and Matching Contributions that are used to satisfy the Actual Deferral Percentage test set forth in Section 3.01(f) hereof and any income allocable to each may not be distributed to a Participant or his beneficiary, in accordance with such Participant's or beneficiary election, earlier than upon his retirement, death, disability, termination of employment or attainment of age 592.  Notwithstanding the above, such amounts may be distributed upon:

(a)        termination of the Plan without the establishment of another defined contribution plan provided the Participant receives a lump sum distribution by reason of the termination;

(b)        the hardship of the Participant as described in Section 3.05; or

(c)        on account of the Participant's severance from employment.  However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.  This paragraph shall apply for distributions after December 31, 2001 regardless of when the severance from employment occurred.

6.17                 $5,000 Payout Threshold - In determining if a Participant's Accrued Benefit exceeds $5,000 for purposes  of this Plan, the value of all of the Participant's Accounts, including his Account attributable to Rollover Contributions and Direct Rollovers shall be taken into account.

                                                                    SECTION 7
                                                                   Administration

7.01                 The Committee - The Board of Directors shall appoint an administrative committee to administer the Plan as the plan administrator.  The Committee shall be the named fiduciary of the Plan with respect to Plan administration and the appointment of an Investment Manager to manage any assets of the Plan.  This Committee shall consist of officers or other employees of the Employer, or any other individuals, who shall serve at the pleasure of the Board of Directors.  Any member may resign by delivering his written resignation to the Board of Directors.  Vacancies arising by resignation, death, removal or otherwise shall be filled by the Board of Directors.  If at any time no members are currently serving as the Committee, or if no Committee is appointed, the Employer shall be deemed to be the Committee.

7.02                 General Duties And Responsibilities - The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan, including the right to exercise discretion to carry out its duties under the Plan.  Any discretionary act, interpretation, construction or determination made in good faith shall be final and conclusive.  The Committee may correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan; provided, however, that any discretionary act, interpretation or construction shall be consistent with the intent that the Plan shall continue to be deemed a qualified Plan under IRC Section 401(a), as amended from time to time, and shall comply with the terms of ERISA and all Regulations issued pursuant thereto.  The Committee as named fiduciary may employ attorneys, accountants and such other advisors to advise it with respect to its duties and obligations as it deems appropriate.

7.03                 Funding Policy - The Committee shall establish a funding policy and method consistent with the objectives of the Plan and the requirements of law.  The Committee shall thereafter review, and if necessary change such funding policy and method.

7.04                 Allocation And Delegation Of Responsibilities - As the named fiduciary, the Committee may engage agents to assist it in carrying out its functions hereunder.  The Committee members are expressly authorized to allocate among themselves and/or delegate to other named persons or parties fiduciary responsibilities, other than Trustee responsibilities.  The Committee may appoint an Investment Manager and delegate to him the authority to manage, acquire, invest or dispose of all or any part of the Trust assets.  With regard to the assets entrusted to his care, the Investment Manager shall provide written instructions and directions to the Trustee, who shall in turn, be entitled to rely thereon.  This appointment and delegation shall be evidenced by a signed written document, which must be retained with the other Plan documents.

7.05                 Bonding - The Committee shall be responsible for procuring bonding for any persons dealing with the Plan or its assets as may be required by law or by this Plan.

7.06                 Records, Reporting And Disclosure - The Committee shall maintain all the records necessary for the administration of the Plan.  The Committee shall also be responsible for preparing and filing such annual reports and tax forms as may be required by law.  The Committee shall furnish to and/or make available for inspection by each Participant covered under the Plan and to each Beneficiary who is entitled to receive benefits under the Plan, such information and reports as may be required by law.

7.07                 Expenses and Compensation - Except as otherwise provided below, the expenses necessary to administer the Plan (exclusive of transfer taxes and similar costs of acquiring and disposing of common stock of Gibraltar Steel Corporation) shall be paid by the Employer.  Upon its failure to pay said expenses, the Trustee shall pay said expenses out of the Plan assets and shall be reimbursed by the Employer.  Expenses include, but are not limited to, brokerage commissions on the purchase and sale of common stock of Gibraltar Steel Corporation, those involved in retaining necessary professional assistance from an attorney, an accountant, an actuary, or an investment advisor.  Expenses shall not include any participant loan fee or required minimum distribution fee, the amount of which shall be determined by the Committee, in it sole discretion, from time to time.  Such fees shall be paid by the applicable Participant from his Account. The Employer shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. The Committee, with the approval of the Employer, may receive reasonable compensation for services rendered in administering this Plan, provided the member performing the services is not a full-time employee of any Employer maintaining this Plan.

7.08                 Information From Employer - To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their employment, their retirement, death, disability or termination of employment, and such other pertinent facts as the Committee may require.  The Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan.  The Committee is entitled to rely on such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

7.09                 Multiple Signatures - In the event that more than one person has been duly nominated to serve on the Committee, one signature may be relied upon by any interested party as conclusive evidence that the Committee has duly authorized the action therein set forth and as representing the will of and binding upon the whole Committee.  No person receiving such documents or written instructions and acting in good faith and in reliance thereon shall be obliged to ascertain the validity of such action under the terms of this Plan and Trust.  The Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting.

7.10                 General Fiduciary Liability - The Employer, its Board of Directors, the Committee, and any Fiduciary with respect to this Plan, shall not be liable for any actions taken or omitted by any of them except for such acts involving gross negligence or willful misconduct of the party to be charged and except as required by ERISA.

7.11                 Liability Insurance - The Committee may purchase, as an authorized expense of the Plan, liability insurance for the Plan and/or for its Fiduciaries to cover liability or losses occurring by reason of the act or omission of a Fiduciary, providing such insurance contract permits recourse by an Insurer against the Fiduciary in the case of breach of fiduciary obligation by such Fiduciary.  Any Fiduciary may purchase on behalf of himself insurance to protect himself in the event of a breach of fiduciary duty and the Employer may also purchase insurance to cover the potential liability of one or more persons who serve in a fiduciary capacity with regard to this Plan.

7.12                 Benefit Claims Procedures - The Committee shall establish a benefit claims procedure.  Such procedure shall provide for the filing of claims for benefits, adequate notice in writing to any Participant or Beneficiary whose claim for benefits has been denied, setting forth the specific reasons for such denial and written in a manner calculated to be understood by the Participant, and afford a reasonable opportunity to any Participant whose claim for benefits has been denied for a full and fair review by the Committee of the decision denying the claim.  The Committee shall exercise its discretion in granting or denying claims for benefits and in deciding appeals of denied claims.

                                                                    SECTION 8
                                                 Amendment, Termination And Merger

8.01                 Amendment - The Board of Directors of Gibraltar Steel Corporation of New York shall have the right at any time and from time to time without the consent of any Participant, Beneficiary or participating Affiliate to amend, in whole or in part, any or all of the provisions of this Plan.  However, no such amendment shall authorize or permit any part of the Trust Fund to be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer.  In addition, effective for amendments made after July 30, 1984, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit.  Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted by the Secretary of Labor under Section 412(c)(8) of the Code.  For purposes of this paragraph, an amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing Accrued Benefits.  In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy.  In general, a retirement-type subsidy is a subsidy that continues after retirement.

If the vesting schedule contained in Section 6.04 hereof is amended, each Participant's vested percentage in his Accrued Benefit, determined as of the later of the date the amendment is adopted or the date the amendment is effective, shall not be less than such Participant's vested percentage in his Accrued Benefit computed under the Plan on such date without regard to such amendment.  The above sentence shall only apply to Employees who are Participants on the date the amendment is adopted or the date the amendment is effective, whichever is later.  In addition, each Participant having not less than three (3) Years Of Service as of the expiration of the election period set forth below is permitted to irrevocably elect, within the election period, to have his vested percentage in his Accrued Benefit computed under the Plan without regard to such amendment; provided, however, no election shall be provided to any such Participant whose non-forfeitable percentage under the Plan, as amended, at any time cannot be less than such percentage determined without regard to such amendment.  If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule.  The election period shall commence on the date the Plan amendment is adopted and shall end on the latest of the following dates:

(a)        The date sixty (60) days after the date the Plan amendment is adopted;

(b)        The date sixty (60) days after the effective date of the amendment;

(c)        The date sixty (60) days after the Participant is issued written notice of the amendment by the Committee.

Any amendment by the Board of Directors of Gibraltar Steel Corporation of New York will be on behalf of and shall be binding on all of the Employers.

8.02                 Termination - Gibraltar Steel Corporation of New York by action of its Board of Directors shall have the right at any time to discontinue its contributions hereunder and to terminate this Plan. Upon complete discontinuance of contributions, upon complete termination of the Plan, or upon the occurrence of any event which constitutes a partial termination pursuant to IRC Section 411(d) (3), whether by action of the Board of Directors or otherwise, all Participants shall become fully and non-forfeitably vested in their Accrued Benefit; provided, however, in the case of a partial termination, full vesting shall only be applicable to that part of the Plan and the Participants covered thereunder that is terminated.

If the Participant's Accrued Benefit is being distributed upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in IRC Section 4975(e)(7), the Participant's Accrued Benefit will, without the Participant's consent, be distributed to the Participant.  However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in IRC Section 4975(e)(7)) then the Participant's Accrued Benefit will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

8.03                 Continuation Of Plan By Successor - Unless this Plan be sooner terminated, a successor to the business of the Employer, by whatever form or manner resulting, may continue this Plan by executing an appropriate supplemental agreement.  Such successor shall succeed to all the rights, powers and duties of the Employer hereunder.

8.04                 Merger - In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan after September 2, 1974, each participant in the plan must (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

                                                                    SECTION 9
                                                                    Miscellaneous

9.01                 No Rights Created By Plan And Trust - Terms Of Employment Not Affected - Neither the establishment of the Plan or Trust nor any modification hereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant, Beneficiary or other person any legal or equitable right against the Employer or any officer or Employee thereof, or the Trustee, or the Committee, except as herein provided.  Under no circumstances shall participation in this Plan by an Employee constitute a contract of continuing employment or in any manner obligate the Employer to continue the services of an Employee.

9.02                 Limitation On Employer's And Trustee's Liability; Necessary Parties To Actions; Judgments Binding - It is expressly understood and agreed by each Employee who becomes a Participant hereunder, that except for its or their willful neglect or fraud, and except as required by ERISA, the Employer, Committee and Trustee shall not be in any way subject to any suit or litigation, or to any legal liability for any cause or reason or thing whatsoever, in connection with this Plan or its operation.

In any action or proceeding involving the Trust Fund or any property constituting part or all thereof, or the administration thereof, the Employer, the Committee, the Trustee and such other parties whose participation is required by law shall be the only necessary parties and no Participant, former Participant, Beneficiary, Employee or former Employee or any other person having or claiming to have any interest in the Trust Fund or under the Plan shall be entitled to any notice of process.  Any final judgment which is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on all the parties hereto, the Committee, the Trustee, and all persons having or claiming to have any interest in the Trust Fund or under the Plan.

9.03                 Execution of Receipts and Releases - Any payment to any Participant, or to his legal representative or Beneficiary, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan, and the Committee may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it shall determine.

9.04                 Benefits Non-Assignable - No benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or change and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or change the same shall be void and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Committee or the Trustee, except to such extent as may be required by law.

The provisions of the preceding paragraph shall not apply in the case of a qualified domestic relations order per IRC Section 414(p).  The Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such orders.  All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any alternate payee under a qualified domestic relations order.  Furthermore, a distribution to an alternate payee shall be permitted if such distribution is authorized by a qualified domestic relations order, even if the affected Participant has not separated from service and has not reached the earliest retirement age under the Plan.  For the purposes of this Section, alternate payee, qualified domestic relations order and earliest retirement age shall have the meaning set forth under IRC Section 414(p).

9.05                 Service With Predecessor Employer - If this Plan is a plan of a predecessor employer, service with such employer will be treated as service for the Employer.

9.06                 Construed Under Applicable Federal Law And New York Law - This Plan shall be construed according to applicable Federal Law and the laws of the State of New York and all provisions hereof shall be administered according to such laws.

9.07                 Masculine Gender To Include Feminine - Singular To Include Plural - Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as thou form in all cases where they would so apply.

9.08                 Heading No Part Of Plan - Heading of sections and subsections of this instrument are inserted for convenience of reference only.  They constitute no part of this Plan and are not to be considered in the construction hereof.

9.09                 Counterparts - This instrument may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

9.10                 Adoption By Other Employers - With the consent of the Employer, any Affiliate may adopt this Plan and its provisions, as contained herein and as may be from time to time amended, and participate herein and be known as an Employer, by a properly executed document evidencing said intent and will of such participating Employer.

Each participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Committee for the purpose of this Plan, each participating Employer shall be deemed to have designated irrevocably Gibraltar Steel Corporation of New York as its agent.  In addition, the Committee shall have authority to make any and all necessary rules or regulations, binding upon all participating Employers and all Participants, to effectuate the purpose of this Plan.

It is anticipated that an Employee may be transferred between participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility.  No such transfer shall effect a termination of employment hereunder, and the participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the participating Employer from whom the Employee was transferred.

                                                                   SECTION 10
                                                             Top Heavy Provisions

10.01               Applicability - In any Top Heavy Plan Year as defined in Section 10.02 hereof, special benefit accrual requirements shall become applicable.  These special requirements are contained in Section 4.02(b) of the Plan.

10.02               Top Heavy Plan Year - "Top Heavy Plan Year" means a Plan Year commencing after December 31, 1983 in which, any of the following conditions exists:

(a)        If the top-heavy ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

(b)        If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the top-heavy ratio for the group of plans exceeds 60 percent.

(c)        If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the top-heavy ratio for the Permissive Aggregation Group exceeds 60 percent.

10.03               Super Top Heavy Plan Year - "Super Top Heavy Plan Year" means a Plan Year commencing after December 31, 1983 in which any of the conditions set forth in Section 10.02 exists when substituting 90% in place of 60% wherever it appears in Section 10.02.

10.04               Key Employee - "Key Employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under IRC Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000.  For this purpose, annual compensation means compensation within the meaning of IRC Section 415(c)(3).  The determination of who is a Key Employee will be made in accordance with IRC Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

10.05               Top-Heavy Ratio - Top-heavy ratio means:

(a)        If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date(s) (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), both computed in accordance with IRC Section 416 and the regulations thereunder.  Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under IRC Section 416 and the regulations thereunder.

(b)        If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (a) above and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with IRC Section 416 and the regulations thereunder.  The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the determination date.

(c)        For purposes of (a) and (b) above the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in IRC Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan.  The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one hour of service with any Employer maintaining the Plan at any time during the 5-year period ending on the determination date will be disregarded.  The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with IRC Section 416 and the regulations thereunder.  Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio.  When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

The accrued benefit of a participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of IRC Section 411(b)(1)(C).

Present value shall be based on the interest and mortality assumptions specified in the defined benefit plan for top-heavy purposes.

(d)        Notwithstanding any inconsistent provisions of (c) above, effective January 1, 2002, the following shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the Determination Date.

(i)         Distributions during year ending on the Determination Date.  The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under IRC Section 416(g)(2) during the 1-year period ending on the Determination Date.  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under IRC Section 416(g)(2)(A)(i).  In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

(ii)        Employees not performing services during year ending on the Determination Date.  The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

10.06               Determination Date - "Determination Date" means the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year.

10.07               Required Aggregation Group - "Required Aggregation Group" means a group of plans maintained by the Employer or any organization aggregated with the Employer under IRC Section 414(b), (c) or (m) which includes each plan in which a Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated) or which enables any plan in which a Key Employee participates to meet the minimum participation standards of IRC Section 401(a)(4) or Section 410.

10.08               Permissive Aggregation Group - "Permissive Aggregation Group" means the plans which are members of the Required Aggregation Group plus one or more plans of the Employer which are not members of the Required Aggregation Group but which satisfy the minimum participation standards of IRC Section 410 and Section 401(a)(4) when considered together with the Required Aggregation Group.

10.09               Non-Top Heavy Plan Year means any Plan Year Plan in which the requirements for a Top Heavy Year are not satisfied.

IN WITNESS WHEREOF, the Employer has caused this instrument to be executed in its name and attested to by its corporate officers thereunto duly authorized as of this 23rd day of September, 2004.

GIBRALTAR STEEL CORPORATION OF NEW YORK

By:       /s/ Brian K. Lipke

Attest:

/s/  Henning Kornbrekke

APPENDIX A PARTICIPATING AFFILIATED COMPANIES

Effective Date

Gibraltar Strip Steel, Inc	01/01/96

Carolina Commercial Heat Treating, Inc. (including service completed on April 30, 1997 with Specialty Heat Treating, Inc. by Carolina Commercial Heat Treating, Inc. employees)	01/01/97

Wm. R. Hubbell Steel Corporation	07/01/97

Southeastern Metals Manufacturing Company, Inc.	01/01/98

Solar Group, Inc. (to employees who are employees of Solar Group, Inc. on March 1998)	03/01/98

Appleton Supply Co., Inc. (to employees of that Company on July 1, 1999)	07/01/99

Harbor Metal Treating Company (to employees of that Company on October 1, 1999)	10/01/99

Harbor Metal Treating Company of Indiana, Inc. (to employees of that Company on October 1, 1999)	10/01/99

K&W Metal Fabricators (to employees of that Company on October 1, 1999)	10/01/99

United Steel Products Company (to employees of that Company on January 1, 2000)	01/01/00

Hi-Temp Heat Treating, Inc. (to employees of that Company on July 1, 2000)	07/01/00

Brazing Concepts Company (to employees of that Company on November 1, 1999)	07/01/01

Milcor, Inc. (to employees of that Company on January 1, 2002)	01/01/02

Pennsylvania Industrial Heat Treaters, Inc. (to employees of that Company on July 1, 2002)	07/01/02

Solar of Michigan, Inc. (to employees of that Company on October 1, 2002)	10/01/02

Construction Metals, Inc. (to employees of that Company on 4/1/2003)	05/01/03

Air Vent, Inc. (to employees of that Company on 5/1/03)	06/01/03

SCM Metal Products, Inc. (to employees of that Company on 6/1/04)	06/01/04

B&W of Michigan, Inc. (to employees of that Company on 6/1/04)	06/01/04

Service with the above organizations will be recognized for Plan eligibility purposes, subject to the modification as set forth next to the organization's name.

GIBRALTAR 401(k) PLAN

First Amendment to
Amendment and Restatement Effective October 1, 2004

            WHEREAS, Gibraltar Steel Corporation of New York, a New York corporation having its principal place of business at Buffalo, New York, (the "Employer") and certain of its affiliated companies maintain a 401(k) plan, known as the Gibraltar 401(k) Plan, (the "Plan");
            WHEREAS, pursuant to the terms of the Plan, the Employer on its own behalf and on behalf of the affiliated companies participating in the Plan now desires to amend said Plan effective January 1, 2005 to allow Portals Plus, Incorporated to become a participating Affiliate under the Plan, to make changes that are required in light of the merger of the Roof Products & Systems Co. and Portals Plus, Inc. 401(k) Profit Sharing Plan into the Plan and to extend the Plan to all employees, other than collectively bargained employees, of Construction Metals, Inc.;
            NOW, THEREFORE, the Employer hereby amends said Plan effective January 1, 2005 as follows:
            1.         Subsection (d) where it first appears in Section 2.01 is hereby amended to read as follows:
                        "(d)      Employees of an Affiliate that does not participate in this Plan."
            2.         Section 6.07 is hereby amended by the addition thereto of the following Section 6.07(e):

"6.07(e)            Normal Form of Benefit for Portals Plus Participants - The provisions set forth in Sections 6.07(a) through 6.07(d) above shall apply to any Participant who was a Participant in the Roof Products & Systems Co. and Portals Plus, Inc. 401(k) Profit Sharing Plan with the following modifications:

                                    (1)        If a Participant is married on the first day of the first period for which an amount is payable as an annuity (the annuity starting date), his benefit shall be paid in the form of a qualified joint and survivor annuity, unless the Participant elects not to receive his benefit in such form or elects one of the other options contained in Section 6.07(a) hereof;

                                    (2)        If a Participant is not married on his annuity starting date, his benefit shall be paid in the form of a life annuity, unless the Participant elects not to receive his benefit in such form or elects one or the other options contained in Section 6.07(a) hereof; and

                                    (3)        The methods of distribution of benefits provided under Section 6.07(a) (2) and (3) and the provisions of Sections 6.07(b) through 6.07(d) and this Section 6.07(e) shall no longer apply to any Participant whose annuity starting date is after the earlier of (i) the 90th day after the date the Participant has been furnished a summary that reflects the elimination of the optional forms of benefits set forth in Sections 6.07(a)(2) and (3) and the above provisions contained in (1) and (2) of this Section 6.07(e) or (ii) January 1, 2007, which is the first day of the second Plan Year following the Plan Year during which those methods of distribution of benefits are being eliminated."

            3.         Appendix A entitled "Participating Affiliated Companies" is hereby amended as reflected in the Appendix A attached to this First Amendment To Amendment and Restatement Effective October 1, 2004.
            IN WITNESS WHEREOF, the Employer has caused this instrument to be executed in its name and attested by its Corporate officers thereunto duly authorized as of this 18 day of November, 2004.

                                                                        GIBRALTAR STEEL CORPORATION OF NEW YORK

                                                                        By:       /s/ David W. Kay

ATTEST:

/s/ Ellen Green

APPENDIX A PARTICIPATING AFFILIATED COMPANIES

Effective Date

Gibraltar Strip Steel, Inc	01/01/96

Carolina Commercial Heat Treating, Inc. (including service completed on April 30, 1997 with Specialty Heat Treating, Inc. by Carolina Commercial Heat Treating, Inc. employees)	01/01/97

Wm. R. Hubbell Steel Corporation	07/01/97

Southeastern Metals Manufacturing Company, Inc.	01/01/98

Solar Group, Inc. (to employees who are employees of Solar Group, Inc. on March 1998)	03/01/98

Appleton Supply Co., Inc. (to employees of that Company on July 1, 1999)	07/01/99

Harbor Metal Treating Company (to employees of that Company on October 1, 1999)	10/01/99

Harbor Metal Treating Company of Indiana, Inc. (to employees of that Company on October 1, 1999)	10/01/99

K&W Metal Fabricators (to employees of that Company on October 1, 1999)	10/01/99

United Steel Products Company (to employees of that Company on January 1, 2000)	01/01/00

Hi-Temp Heat Treating, Inc. (to employees of that Company on July 1, 2000)	07/01/00

Brazing Concepts Company (to employees of that Company on November 1, 1999)	07/01/01

Milcor, Inc. (to employees of that Company on January 1, 2002)	01/01/02

Pennsylvania Industrial Heat Treaters, Inc. (to employees of that Company on July 1, 2002)	07/01/02

Solar of Michigan, Inc. (to employees of that Company on October 1, 2002)	10/01/02

Construction Metals, Inc. (to employees of that Company on 4/1/2003)	05/01/03

Air Vent, Inc. (to employees of that Company on 5/1/03)	06/01/03

SCM Metal Products, Inc. (to employees of that Company on 6/1/04)	06/01/04

B&W of Michigan, Inc. (to employees of that Company on 6/1/04)	06/01/04

Service with the above organizations will be recognized for Plan eligibility purposes,  subject to the modification as set forth next to the organization's name.

GIBRALTAR 401(k) PLAN

Second Amendment to
Amendment and Restatement Effective October 1, 2004

            WHEREAS, Gibraltar Steel Corporation of New York, a New York corporation having its principal place of business at Buffalo, New York, (the "Employer") and certain of its affiliated companies maintain a 401(k) plan, known as the Gibraltar 401(k) Plan, (the "Plan");
            WHEREAS, pursuant to the terms of the Plan, the Employer on its own behalf and on behalf of the affiliated companies participating in the Plan now desires to amend said Plan effective April 1, 2004 to allow GIT Limited to become a participating Affiliate under the Plan;
            NOW, THEREFORE, the Employer hereby amends said Plan effective April 1, 2004 as follows:
     1.         Appendix A entitled "Participating Affiliated Companies" is hereby amended as reflected in the Appendix A attached to this Second Amendment To Amendment and Restatement Effective October 1, 2004.
            IN WITNESS WHEREOF, the Employer has caused this instrument to be executed in its name and attested by its Corporate officers thereunto duly authorized as of this 21 day of  December, 2004.

                                                                        GIBRALTAR STEEL CORPORATION OF NEW YORK

                                                                        By:       /s/ David W. Kay

ATTEST:

/s/ Ellen Green

APPENDIX A PARTICIPATING AFFILIATED COMPANIES

Effective Date

Gibraltar Strip Steel, Inc	01/01/96

Carolina Commercial Heat Treating, Inc. (including service completed on April 30, 1997 with Specialty Heat Treating, Inc. by Carolina Commercial Heat Treating, Inc. employees)	01/01/97

Wm. R. Hubbell Steel Corporation	07/01/97

Southeastern Metals Manufacturing Company, Inc.	01/01/98

Solar Group, Inc. (to employees who are employees of Solar Group, Inc. on March 1998)	03/01/98

Appleton Supply Co., Inc. (to employees of that Company on July 1, 1999)	07/01/99

Harbor Metal Treating Company (to employees of that Company on October 1, 1999)	10/01/99

Harbor Metal Treating Company of Indiana, Inc. (to employees of that Company on October 1, 1999)	10/01/99

K&W Metal Fabricators (to employees of that Company on October 1, 1999)	10/01/99

United Steel Products Company (to employees of that Company on January 1, 2000)	01/01/00

Hi-Temp Heat Treating, Inc. (to employees of that Company on July 1, 2000)	07/01/00

Brazing Concepts Company (to employees of that Company on November 1, 1999)	07/01/01

Milcor, Inc. (to employees of that Company on January 1, 2002)	01/01/02

Pennsylvania Industrial Heat Treaters, Inc. (to employees of that Company on July 1, 2002)	07/01/02

Solar of Michigan, Inc. (to employees of that Company on October 1, 2002)	10/01/02

Construction Metals, Inc. (to employees of that Company on 4/1/2003)	05/01/03

Air Vent, Inc. (to employees of that Company on 5/1/03)	06/01/03

SCM Metal Products, Inc. (to employees of that Company on 6/1/04)	06/01/04

B&W of Michigan, Inc. (to employees of that Company on 6/1/04)	06/01/04

Portals Plus, Incorporated (to employees of that Company on 1/1/2005, including prior service with the companies that maintained the Roof Products & Systems Co. and Portals Plus, Inc. 401(k) Profit Sharing Plan prior to 8/13/04)

01/01/05

GIT Limited	04/01/04

Service with the above organizations will be recognized for Plan eligibility purposes,  subject to the modification as set forth next to the organization's name.

GIBRALTAR 401(k) PLAN

Third Amendment to
Amendment and Restatement Effective October 1, 2004

WHEREAS, Gibraltar Steel Corporation of New York, a New York corporation having its principal place of business at Buffalo, New York, (the "Employer") and certain of its affiliated companies maintain a 401(k) plan, known as the Gibraltar 401(k) Plan, (the "Plan");
            WHEREAS, pursuant to the terms of the Plan, the Employer on its own behalf and on behalf of the affiliated companies participating in the Plan amended said Plan effective January 1, 2005 by a First Amendment to Amendment and Restatement Effective October 1, 2004 signed November 18, 2004 to allow Portals Plus, Incorporated to become a Participating Affiliate under the Plan and to make changes that were required in light of an approved merger of the Roof Products & Systems Co. and Portals Plus, Inc. 401(k) Profit Sharing Plan into the Plan;
            WHEREAS, pursuant to Section 8.01 of the Plan, the Board of Directors of the Employer by Written Consent Without a Meeting dated December 13, 2004 amended the Plan to revoke Portals Plus, Incorporated becoming a Participating Affiliate under the Plan effective January 1, 2005 and revoking its approval of the merger of the Roof Products & Systems Co. and Portals Plus, Inc. 401(k) Profit Sharing Plan into the Plan effective January 1, 2005; and
            WHEREAS, the Employer now desires to codify such amendment by this Third Amendment to Amendment and Restatement Effective October 1, 2004;
            NOW, THEREFORE, the Employer hereby amends said Plan effective January 1, 2005 as follows:
            1.          Section 6.07(e) as added by the First Amendment to Amendment and Restatement Effective October 1, 2004 is hereby deleted.
            2.         Appendix A entitled "Participating Affiliated Companies" is hereby amended as reflected in the Appendix A attached to this Third Amendment To Amendment and Restatement Effective October 1, 2004.
            IN WITNESS WHEREOF, the Employer has caused this instrument to be executed in its name and attested by its Corporate officers thereunto duly authorized as of this 14 day of January, 2005.

GIBRALTAR STEEL CORPORATION OF NEW YORK

By:       /s/ David W. Kay

ATTEST:

/s/ Ellen Green

APPENDIX A PARTICIPATING AFFILIATED COMPANIES

Effective Date

Gibraltar Strip Steel, Inc	01/01/96

Carolina Commercial Heat Treating, Inc. (including service completed on April 30, 1997 with Specialty Heat Treating, Inc. by Carolina Commercial Heat Treating, Inc. employees)	01/01/97

Wm. R. Hubbell Steel Corporation	07/01/97

Southeastern Metals Manufacturing Company, Inc.	01/01/98

Solar Group, Inc. (to employees who are employees of Solar Group, Inc. on March 1998)	03/01/98

Appleton Supply Co., Inc. (to employees of that Company on July 1, 1999)	07/01/99

Harbor Metal Treating Company (to employees of that Company on October 1, 1999)	10/01/99

Harbor Metal Treating Company of Indiana, Inc. (to employees of that Company on October 1, 1999)	10/01/99

K&W Metal Fabricators (to employees of that Company on October 1, 1999)	10/01/99

United Steel Products Company (to employees of that Company on January 1, 2000)	01/01/00

Hi-Temp Heat Treating, Inc. (to employees of that Company on July 1, 2000)	07/01/00

Brazing Concepts Company (to employees of that Company on November 1, 1999)	07/01/01

Milcor, Inc. (to employees of that Company on January 1, 2002)	01/01/02

Pennsylvania Industrial Heat Treaters, Inc. (to employees of that Company on July 1, 2002)	07/01/02

Solar of Michigan, Inc. (to employees of that Company on October 1, 2002)	10/01/02

Construction Metals, Inc. (to employees of that Company on 4/1/2003)	05/01/03

Air Vent, Inc. (to employees of that Company on 5/1/03)	06/01/03

SCM Metal Products, Inc. (to employees of that Company on 6/1/04)	06/01/04

B&W of Michigan, Inc. (to employees of that Company on 6/1/04)	06/01/04

GIT Limited	04/01/04

Service with the above organizations will be recognized for Plan eligibility purposes, subject to the modification as set forth next to the organization's name.